UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INPIXON

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Preliminary Proxy Statement—Subject to Completion

Inpixon
2479 E. Bayshore Road, Suite 195
Palo Alto, CA 94303

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To be Held on November 16, 2021

Dear Inpixon Stockholders:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders of Inpixon (the “Company”) will be held on November 16, 2021 (the “Annual Meeting”) at 10:00 a.m., Pacific Time. Due to the COVID-19 pandemic and related governmental orders, the Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from any location around the world that is safe and convenient to them. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/INPX2021.

The agenda of the Annual Meeting will be the following items of business, which are more fully described in the accompanying proxy statement (the “Proxy Statement”):

1)	the election of five directors to serve until our next annual meeting of stockholders or until the election and qualification of their successors;

2)	the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3)	the approval of an amendment to our Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of the Company’s common stock (the “Common Stock”) from 250,000,000 to 2,000,000,000;

4)	the approval, pursuant to Nasdaq Listing Rule 5635(c), of the issuance of up to 11,061,939 shares of Common Stock (the “Earnout Shares”) to selected sellers of the outstanding capital stock of Design Reactor, Inc. (a.k.a., “The CXApp”) pursuant to the terms of that certain Stock Purchase Agreement, dated April 30, 2021;

5)	the approval of an amendment to our Articles of Incorporation, adding the provision entitling the Board to prescribe a record date of the stockholders’ meeting not more than 120 days before the date of such stockholders’ meeting;

6)	the approval of an amendment to our 2018 Employee Stock Incentive Plan, as amended (the “2018 Plan”), as more fully described in the accompanying Proxy Statement;

7)	the approval of an amendment to our bylaws, as amended, (the “Bylaws”) reducing the quorum required for stockholder meetings from a majority to one-third of outstanding shares entitled to vote;

8)	the approval of an amendment to our Bylaws giving the Board the power and authority to amend the quorum required for stockholder meetings;

9)	the approval of the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

10)	the transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

All stockholders as of close of business on September 17, 2021 (the “Record Date”) are cordially invited to attend the Annual Meeting virtually.

If you are a stockholder of record, you may vote in one of the following ways:

●	Vote over the Internet, by going to www.proxyvote.com (have your proxy card in hand when you access the website);

●	Vote by Telephone, by calling the toll-free number 1-800-690-6903 (have your proxy card in hand when you call);

●	Vote by Mail, by completing, signing and dating the proxy card provided to you and returning it in the prepaid envelope provided to you; or

●	Vote virtually at the Annual Meeting.

If your shares are held in “street name,” that is, held for your account by a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

We hope that you attend the Annual Meeting. Whether or not you plan to participate in the Annual Meeting, we urge you to take the time to vote your shares.

BY ORDER OF THE BOARD OF DIRECTORS

Nadir Ali	Wendy Loundermon
Chief Executive Officer	Secretary

Palo Alto, California
[●], 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 16, 2021: THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT
www.proxyvote.com.

TABLE OF CONTENTS

Page
Questions and Answers about the Proxy Materials and the Annual Meeting	1
Executive Officers, Directors, and Corporate Governance	6
Executive Compensation	13
Security Ownership of Certain Beneficial Owners And Management	19
Certain Relationships and Related Party Transactions	20
Proposal One — Election of Directors	23
Proposal Two — Ratification of the Appointment of our Independent Registered Public Accounting Firm	24
Report of the Audit Committee	26
Proposal Three — Approval of the Authorized Shares Increase	27
Proposal Four — Approval of Issuance of Earnout shares pursuant to Nasdaq Listing Rule 5635(c)	30
Proposal Five — Approval of the Amendment of Articles of Incorporation to extend the Permitted Period of time between a Record Date and a Stockholder’s Meeting	31
Proposal Six — Approval of the Amendment of 2018 Employee Stock Incentive Plan	33
Proposal Seven — Approval of the Amendment to our Bylaws to Decrease the Quorum Requirement	34
Proposal Eight — Approval of the Amendment to our Bylaws to Allow the Board to Amend the quorum Requirement for Stockholder Meetings	35
Proposal Nine — Adjournment Proposal	36
Requirements for Advance Notification of Nominations and Stockholder Proposals	37
Management Contracts	37
Other Matters	37

i

Preliminary Proxy Statement—Subject to Completion

Inpixon
2479 E. Bayshore Road, Suite 195
Palo Alto, CA 94303

2021 Annual Meeting of Stockholders
to be held November 16, 2021

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Inpixon (which may be referred to in this Proxy Statement as the “Company,” “Inpixon,” “we,” “us,” or “our”) will be held on November 16, 2021 at 10:00 a.m., Pacific Time. Due to the COVID-19 pandemic and related governmental orders, the Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from any location around the world that is safe and convenient to them. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/INPX2021.

The Notice of 2021 Annual Meeting of Stockholders (the “Notice”), this proxy statement (the “Proxy Statement”), and our Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”) are also available at proxyvote.com. This proxy procedure permits all stockholders of record, many of whom are unable to virtually attend the Annual Meeting, to vote their shares of common stock of the Company (“Common Stock”) and their shares of Series 7 Convertible Preferred Stock of the Company (“Series 7 Preferred Stock”) at the Annual Meeting.

Our board of directors (the “Board”) has fixed the close of business on September 17, 2021 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponements thereof.

IMPORTANT NOTICE

WHETHER OR NOT YOU PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO VOTE OVER THE INTERNET, BY TELEPHONE, OR MARK, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. VOTING BY USING THE ABOVE METHODS WILL NOT PREVENT YOU FROM VOTING VIRTUALLY AT THE ANNUAL MEETING.

THANK YOU FOR ACTING PROMPTLY

explanatory note

This Amendment No. 1 to the Preliminary Proxy Statement filed with the Securities and Exchange Commission on September 21, 2021 (the “Original Filing”) in connection with the Company’s Annual Meeting scheduled to be held on November 16, 2021 is being filed to add the following new proposals to the Original Filing: (i) Proposal Seven asking our stockholders to approve an amendment to our Bylaws reducing the quorum required for stockholder meetings from a majority to one-third of outstanding shares entitled to vote and (ii) Proposal Eight asking our stockholders to approve an amendment to our Bylaws giving the Board the power and authority to amend the quorum required for stockholder meetings. No attempt has been made to reflect events occurring after the original filing or modify or update disclosures affected by subsequent events.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

What are proxy materials?

The accompanying proxy is delivered and solicited on behalf of our Board in connection with the Annual Meeting to be held on November 16, 2021 at 10:00 a.m., Pacific Time. As a stockholder, you are invited to virtually attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (the “SEC”) rules and is designed to assist you in voting your shares. The proxy materials include this Proxy Statement for the Annual Meeting, our Annual Report, and the proxy card or a voting instruction form for the Annual Meeting (the “Proxy Materials”).

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the SEC rules, we may furnish Proxy Materials, including this Proxy Statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, we are sending the Notice to our stockholders of record and beneficial stockholders as of September 17, 2021, which is the record date for the Annual Meeting.

How can I access the proxy materials over the Internet?

The Notice and proxy card or voting instruction form included with the Proxy Materials will contain instructions on how to view the proxy materials on the Internet. Electronic copies of this Proxy Statement and the Annual Report are available at www.proxyvote.com.

How can I sign up for the electronic proxy delivery service?

The Notice and proxy card or voting instruction form included with the Proxy Materials will contain instructions on how to request electronic delivery of future proxy materials. Choosing to receive your future proxy materials by e-mail will eliminate the cost of printing and mailing documents and will reduce the associated environmental impact. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

What am I voting on?

The items of business scheduled to be voted on at the Annual Meeting are:

●	Proposal One: the election of five directors to serve on our Board until our next annual meeting of stockholders or until the election and qualification of their successors;

●	Proposal Two: the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

●	Proposal Three: the approval of an amendment to our Articles of Incorporation, to increase the number of authorized shares of our Common Stock from 250,000,000 to 2,000,000,000;

●	Proposal Four: the approval, pursuant to Nasdaq Listing Rule 5635(c), of the issuance of up to 11,061,939 shares of our Common Stock (the “Earnout Shares”) to selected sellers of the outstanding capital stock of Design Reactor, Inc. (a.k.a., “The CXApp”) pursuant to the terms of that certain Stock Purchase Agreement, dated April 30, 2021;

●	Proposal Five: the approval of an amendment to our Articles of Incorporation, adding the provision entitling the Board to fix a record date not exceeding 120 days before the date of any stockholders’ meeting;

●	Proposal Six: the approval of an amendment to our 2018 Employee Stock Incentive Plan, as amended (the “2018 Plan”), as more fully described herein;

●	Proposal Seven: the approval of an amendment of our Bylaws reducing the quorum required for stockholder meetings from a majority to one-third of outstanding shares entitled to vote;

●	Proposal Eight: the approval of an amendment of our Bylaws giving the Board the power and authority to amend the quorum required for stockholder meetings;

●	Proposal Nine: the approval of the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

●	Proposal Ten: the transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Stockholders of record at the close of business on September 17, 2021 (the “Record Date”) may vote at the Annual Meeting. Pursuant to the rights of our stockholders contained in our charter documents, the holders of our Common Stock and the holders of our Series 7 Preferred Stock shall vote together as a single class on all actions to be taken by the stockholders at this Annual Meeting.

Each share of our Common Stock has one vote. There were 116,993,719 shares of Common Stock outstanding as of the Record Date.

Each holder of Series 7 Preferred Stock is entitled to the number of votes equal to the number of shares of our Common Stock into which such shares then held by such holder could be converted on the record date for the vote. Each share of our Series 7 Preferred Stock has 800 votes as of the Record Date, which is determined by dividing $1,000, the stated value of one share of Series 7 Preferred Stock, by $1.25, the conversion price. There were 58,750 shares of Series 7 Preferred Stock outstanding as of the Record Date, which are convertible into 47,000,000 shares of Common Stock.

The allocation of the voting power of the Company is illustrated in the table below.

	Number of Shares	Number of Votes per share	Aggregate Number of Votes	Percentage of Total Voting Power
Common Stock	116,993,719	1	116,993,719	71.34%
Series 7 Preferred Stock	58,750	800	47,000,000	28.66%

What constitutes a quorum?

The holders of a majority of the eligible votes as of the Record Date, either present virtually or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, the stockholders holding a majority of the eligible votes present virtually or by proxy may adjourn the meeting to a later date. If an adjournment is for more than 60 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

How do I vote?

If you hold Common Stock or Series 7 Preferred Stock as a stockholder of record as of the Record Date, you may direct how your stock is voted without virtually attending the Annual Meeting, by the following means:

●	Vote by Internet: You can vote via the Internet at www.proxyvote.com or you may scan the QR code with your smartphone and, once you are at the website, follow the online instructions. You will need information from your proxy card to vote via the Internet. Internet voting is available 24 hours a day. Proxies submitted by the Internet must be received by 11:59 p.m. Eastern Time on the day before the Annual Meeting.

●	Vote by Telephone: You can vote by telephone by calling the toll-free telephone number 1-800-690-6903. You will need your proxy card to vote by telephone. Telephone voting is available 24 hours a day. Proxies submitted by telephone must be received by 11:59 p.m. Eastern Time on the day before the Annual Meeting.

●	Vote by Mail: You can vote by marking, dating and signing your name exactly as it appears on the proxy card you received, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

If you hold Common Stock or Series 7 Preferred Stock in the name of a bank, broker, or other nominee, you should have received this Proxy Statement and voting instructions, which include the following, from your bank, broker or other nominee:

●	Vote by Internet. You can vote via the Internet by following the instructions on the voting instruction form provided to you. Once there, follow the online instructions. Internet voting is available 24 hours a day.

●	Vote by Telephone. You can vote by telephone by calling the number provided on your voting instruction form. Telephone voting is available 24 hours a day.

●	Vote by Mail. You can vote by marking, dating, and signing your name exactly as it appears on the voting instruction form, and returning it in the postage-paid envelope provided. Please promptly mail your voting instruction form to ensure that it is received prior to the closing of the polls at the Annual Meeting.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed above, except voting virtually at the meeting, you will be appointing Nadir Ali, our Chief Executive Officer, and Wendy Loundermon, our Chief Financial Officer and Secretary, as your proxies (together, the “Management Proxyholders”). The Management Proxyholders may act together or individually to vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to virtually attend the Annual Meeting, please vote by proxy so that your shares may be voted.

You also have the right to appoint a person other than the Management Proxyholders to represent you at the Annual Meeting by striking out the names of the Management Proxyholders in the accompanying form of proxy and by inserting the desired proxyholder’s name in the blank space provided. A proxyholder need not be a stockholder.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” any proposal for which you do not indicate your vote. We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	notifying our Chief Financial Officer and Secretary, Wendy Loundermon, in writing at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303, that you are revoking your proxy;

●	submitting a proxy at a later date via the Internet or telephone, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Annual Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

●	virtually attending and voting at the Annual Meeting.

If your shares are held in the name of a nominee, you should check with your nominee and follow the voting instructions your nominee provides.

Who will count the votes?

A representative from Broadridge Financial Solutions, Inc. will act as the inspector of election and count the votes.

What vote is required to approve each proposal?

For Proposal One, the election of directors, the nominees will be elected by a majority of the votes cast by the holders of shares of Common Stock and Series 7 Preferred Stock present virtually or represented by proxy and entitled to vote in the election. You may choose to vote FOR, AGAINST, or ABSTAIN separately for each nominee. A properly executed proxy or voting instructions marked ABSTAIN with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum. Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of votes such stockholder is entitled to cast for a single director candidate.

For Proposals Two, Four, Six, and Nine the affirmative vote of the holders of shares of Common Stock and Series 7 Preferred Stock voting together as a single class representing a majority of the votes cast by the holders of all of the shares present or represented and entitled to vote at the Annual Meeting will be required for approval.

For Proposals Three, Five, Seven, and Eight, the affirmative vote of the holders of shares of Common Stock and Series 7 Preferred Stock representing a majority of the voting power outstanding as of the Record Date will be required for approval.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of the majority of the voting power (Proposals Three, Five, Seven, and Eight).

If you are a beneficial owner of shares held in “street name” and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.”

Proposals Two, Three, and Nine involve matters that we believe will be considered routine under the relevant securities exchange rules and will not be subject to broker non-vote. Any proposal that is considered to be routine under the relevant securities exchange rules, will also not be subject to broker non-vote. The “routine” treatment of these proposals does not affect the seriousness with which we treat these proposals. All other proposals involve matters that we believe will be considered non-routine and brokers and other intermediaries will not have the discretion to vote on them without voting instructions. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided by such organization.

What percentage of each class of voting securities do our director-nominees and current executive officers own?

As of September 17, 2021, our director-nominees and executive officers beneficially owned approximately 4.0% of the total voting power, including shares of Common Stock issuable within sixty days, as more particularly illustrated in the table below. For more information, See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” for more details.

	Common Stock	Series 7 Preferred Stock	Total Voting Power
Number of shares beneficially owned by our director-nominees and executive officers as of the Record Date	4,913,893	0	4,913,893
Voting Power of shares beneficially owned by our director-nominees and executive officers as of the Record Date	4.0%	0	4.0%

Who is soliciting proxies, how are they being solicited, and who pays the cost?

We have engaged D.F. King & Co., Inc. (“King”) to assist in the distribution of the Proxy Materials and the solicitation of proxies. We expect to pay King a fee for these services estimated at $11,500 plus out-of-pocket expenses. Proxies will be solicited on behalf of our Board by mail, in person, by telephone, and via the Internet. We will bear the cost of soliciting proxies. Further, proxies may also be solicited through our directors, officers, and employees, who are soliciting proxies primarily by mail and the Internet without additional payments to them other than the reimbursement of out-of-pocket expenses in connection with such solicitation. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our voting stock.

Can I attend the Annual Meeting?

This year, in light of the ongoing COVID-19 pandemic, the Board chose a virtual meeting format for the Annual Meeting in response to public health and travel concerns and in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient Internet connected devices, including smart phones and tablets, laptop or desktop computers. The virtual format allows stockholders to submit questions during the meeting.

To ensure they can participate, stockholders and proxyholders should visit virtualshareholdermeeting.com/INPX2021 and enter the 16-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card. If you wish to participate in the meeting and your shares are held in street name, you must obtain, from the broker, bank or other organization that holds your shares, the information required, including a 16-digit control number, in order for you to be able to participate in, and vote at the Annual Meeting.

Stockholders can vote their shares and submit questions via the Internet during the Annual Meeting by accessing the annual meeting website at virtualshareholdermeeting.com/INPX2021. We will answer any timely submitted and relevant questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding Inpixon as time allows. Questions relating to us may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. If we receive substantially similar questions, we may group those questions together and provide a single response to avoid repetition.

Online check-in to the Annual Meeting webcast will begin at 9:45 a.m., Pacific Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Who is our Independent Registered Public Accounting Firm, and will they be represented at the Annual Meeting?

Marcum LLP served as the independent registered public accounting firm auditing and reporting on our financial statements for the fiscal year ended December 31, 2020 and has been appointed to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. We expect that representatives of Marcum LLP will be available at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the Annual Meeting.

What are the recommendations of our Board?

The recommendations of our Board are set forth together with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote FOR all of the proposals. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

EXECUTIVE OFFICERS, DIRECTORS, AND CORPORATE GOVERNANCE

The following table sets forth the names and ages of all of our directors and executive officers as of the date of this Proxy Statement. Our officers are appointed by, and serve at the pleasure of, our Board.

Name	Age	Position
Nadir Ali	53	Chief Executive Officer and Director
Soumya Das	48	Chief Operating Officer and Chief Marketing Officer
Wendy Loundermon	50	Chief Financial Officer and Secretary of Inpixon and Secretary of Inpixon Canada, Inc. and Director
Leonard Oppenheim	75	Director
Kareem Irfan	61	Director
Tanveer Khader	53	Director

Nadir Ali

Mr. Ali has served as our Chief Executive Officer and as a member of our Board since September 2011. As the Chief Executive Officer of Inpixon, Mr. Ali is responsible for establishing the vision, strategy and the operational aspects of Inpixon. Mr. Ali works with the Inpixon executive team to deliver both operational and strategic leadership and has over 20 years of experience in the consulting and high-tech industries. From November 2015 until the completion of the Spin-off in August 2018, Mr. Ali served as the Chief Executive Officer of Sysorex Inc. (OTCQB: SYSX) and he served as a member of its board of directors until May 14, 2021.

From 1998 to 2001, Mr. Ali was the co-founder and Managing Director of Tira Capital, an early stage technology fund. Immediately prior thereto, Mr. Ali served as Vice President of Strategic Planning for Isadra, Inc., an e-commerce software start-up, which was acquired by VerticalNet. From 1995 through 1998, Mr. Ali was Vice President of Strategic Programs at Sysorex Information Systems, a computer systems integrator, which was acquired by Vanstar Government Systems in 1997. Mr. Ali received a Bachelor of Arts degree in Economics from the University of California at Berkeley in 1989. Mr. Ali’s valuable entrepreneurial, management, mergers and acquisitions and technology experience together with his in-depth knowledge of the business of Inpixon provide him with the qualifications and skills to serve as a director of our Company.

Soumya Das

Mr. Das has served as our Chief Operating Officer since February 2018 and served as our Chief Marketing Officer from November 2016 until March 2021. Prior to joining Inpixon, from November 2013 until January 2016, Mr. Das was the Chief Marketing Officer of Identiv, a security technology company. From January 2012 until October 2013, Mr. Das was the Chief Marketing Officer of SecureAuth, a provider of multi-factor authentication, single sign-on, adaptive authentication and self-services tools for different applications. Prior to joining SecureAuth, Mr. Das was the Vice President, Marketing and Strategy of CrownPeak, a provider of web content management solutions, from April 2010 until January 2012. Mr. Das earned an MBA from Richmond College, London, United Kingdom, and Bachelor of Business Management from Andhra University in India.

Wendy Loundermon

Ms. Loundermon, who was appointed our Principal Financial and Accounting Officer on July 19, 2017, has overseen all of Inpixon’s finance, accounting and HR activities from 2002 until October 2014 at which time she became the Vice President of Finance until December 2014. From January 2015 and October 2015, she was appointed Interim CFO of the Company. Thereafter, she continued with the Company as Vice President of Finance and was re- appointed as CFO on September 16, 2019. She was also appointed as a member of our Board on May 14, 2019. Ms. Loundermon has over 20 years of finance and accounting experience. She is currently responsible for the preparation and filing of financial statements and reports for all companies, tax return filings, and managing the accounting staff. Ms. Loundermon received a Bachelor of Science degree in Accounting and a Master of Science degree in Taxation from George Mason University. Ms. Loundermon’s extensive knowledge about the Company and strong financial experience provides her with the qualifications and skills to serve as a director of our Company.

Leonard A. Oppenheim

Mr. Oppenheim has served as a member of our Board since July 2011. Mr. Oppenheim retired from business in 2001 and has since been active as a private investor. From 1999 to 2001, he was a partner in Faxon Research, a company offering independent research to professional investors. From 1983 to 1999, Mr. Oppenheim was a principal in the Investment Banking and Institutional Sales division of Montgomery Securities. Prior to that, he was a practicing attorney. Mr. Oppenheim is a graduate of New York University Law School. Mr. Oppenheim served on the Board of Apricus Biosciences, Inc. (Nasdaq: APRI), a publicly held bioscience company, from June 2005 to May 2014. Mr. Oppenheim’s public company board experience is essential to the Company. Mr. Oppenheim also meets the Audit Committee Member requirements as a financial expert. Mr. Oppenheim’s public company board experience and financial knowledge provide him with the qualifications and skills to serve as a director of our Company.

Kareem M. Irfan

Mr. Irfan has served as a member of our Board since July 2014. Since 2014, Mr. Irfan has been the CEO (Global Businesses) of Cranes Software International (Cranes), a business group offering business intelligence, data analytics and engineering software solutions and services. Previously, Mr. Irfan was Chief Strategy Officer at Cranes starting in 2011. From 2005 until 2011, he was General Counsel at Schneider Electric, a Paris-based global company that specializes in electricity distribution, automation and energy management solutions. Mr. Irfan served earlier as Chief IP & IT Counsel at Square D Co., a US-based electrical distribution and automation business, and also practiced law at two international IP law firms in Chicago. Mr. Irfan is a graduate of DePaul University College of Law, holds a MS in Computer Engineering from the University of Illinois, and a BS in Electronics Engineering from Bangalore University. Mr. Irfan’s extensive experience in advising information technology companies, managing corporate governance and regulatory management policies, and over fifteen years of executive management leadership give him strong qualifications and skills to serve as a director of our Company.

Tanveer A. Khader

Mr. Khader has served as a member of our Board since July 2014. Since 2010, Mr. Khader has been the Executive Vice President of Systat Software Inc., a company offering scientific software products for statisticians and researchers. Prior thereto he was Senior Vice President from 2008-2010, Vice President from 2004-2008, and General Manager from 2002-2004. Mr. Khader holds a BE in Engineering from Bangalore University and a degree in Business Administration from St. Joseph’s Commerce College. Mr. Khader’s extensive experience with software development, data analytics and strategic planning give him the qualifications and skills to serve as director of our Company.

Our Board

Our Board may establish the authorized number of directors from time to time by resolution. The current authorized number of directors is five. Our current directors, if elected, will continue to serve as directors until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

We continue to review our corporate governance policies and practices by comparing our policies and practices with those suggested by various groups or authorities active in evaluating or setting best practices for corporate governance of public companies. Based on this review, we have adopted, and will continue to adopt, changes that the Board believes are the appropriate corporate governance policies and practices for our Company.

Our Board held 9 meetings during 2020 and acted through 8 written consents. No member of our Board attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she was a director) and (ii) the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served). Members of our Board are invited and encouraged to attend our annual meeting of stockholders.

Independence of Directors

In determining the independence of our directors, we apply the definition of “independent director” provided under the listing rules of Nasdaq. Pursuant to these rules, the Board has determined that all of the directors currently serving on the Board, are independent within the meaning of Nasdaq Listing Rule 5605 with the exception of Nadir Ali and Wendy Loundermon, who are executive officers.

Committees of our Board

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee consists of three directors – Leonard Oppenheim, Tanveer Khader, and Kareem Irfan, all of whom are “independent” as defined under section 5605(a)(2) of the Nasdaq Listing Rules. In addition, the Board has determined that Leonard Oppenheim qualifies as an “audit committee financial expert” as defined in the rules of the SEC. The Audit Committee met 4 times during 2020. All members attended more than 75% of such committee meetings. The role of the Audit Committee is to:

●	oversee management’s preparation of our financial statements and management’s conduct of the accounting and financial reporting processes;

●	oversee management’s maintenance of internal controls and procedures for financial reporting;

●	oversee our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

●	oversee the independent auditor’s qualifications and independence;

●	oversee the performance of the independent auditors, including the annual independent audit of our financial statements;

●	prepare the report required by the rules of the SEC to be included in our Proxy Statement; and

●	discharge such duties and responsibilities as may be required of the Committee by the provisions of applicable law, rule or regulation.

A copy of the charter of the Audit Committee is available on our website at http://www.inpixon.com (under “Investors”).

Compensation Committee

The Compensation Committee consists of Kareem Irfan, Leonard Oppenheim, and Tanveer Khader, all of whom are “independent” as defined in section 5605(a)(2) of the Nasdaq Listing Rules. Mr. Irfan is the Chairman of the Compensation Committee. The Compensation Committee met 2 times during 2020. All members attended 75% or more of such committee meetings. The role of the Compensation Committee is to:

●	develop and recommend to the independent directors of the Board the annual compensation (base salary, bonus, stock options and other benefits) for our President/Chief Executive Officer;

●	review, approve and recommend to the independent directors of the Board the annual compensation (base salary, bonus and other benefits) for all of our Executive Officers (as used in Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and defined in Rule 16a-1 thereunder);

●	review, approve and recommend to the Board the aggregate number of equity grants to be granted to all other employees; and

●	ensure that a significant portion of executive compensation is reasonably related to the long-term interest of our stockholders.

A copy of the charter of the Compensation Committee is available on our website at http://www.inpixon.com (under “Investors”).

The Compensation Committee may form and delegate a subcommittee consisting of one or more members to perform the functions of the Compensation Committee. The Compensation Committee may engage outside advisers, including outside auditors, attorneys and consultants, as it deems necessary to discharge its responsibilities. The Compensation Committee has sole authority to retain and terminate any compensation expert or consultant to be used to provide advice on compensation levels or assist in the evaluation of director, President/Chief Executive Officer or senior executive compensation, including sole authority to approve the fees of any expert or consultant and other retention terms. In addition, the Compensation Committee considers, but is not bound by, the recommendations of our Chief Executive Officer with respect to the compensation packages of our other executive officers.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, or the “Governance Committee,” consists of Tanveer Khader, Leonard Oppenheim, and Kareem Irfan, all of whom are “independent” as defined in section 5605(a)(2) of the Nasdaq Listing Rules. Mr. Khader is the Chairman of the Governance Committee. The Nominating and Corporate Governance Committee did not meet in person during 2020 and acted by written consent one time during 2020. The role of the Governance Committee is to:

●	evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;

●	determine the desired skills and attributes of members of the Board, taking into account the needs of the business and listing standards;

●	establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to us, our management, and operations;

●	annually recommend to the Board persons to be nominated for election as directors;

●	recommend to the Board the members of all standing Committees;

●	periodically review the “independence” of each director;

●	adopt or develop for Board consideration corporate governance principles and policies; and

●	provide oversight to the strategic planning process conducted annually by our management.

A copy of the charter of the Governance Committee is available on our website at http://www.inpixon.com (under “Investors”).

Stockholder Communications

Stockholders may communicate with the members of the Board, either individually or collectively, by writing to the Board at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303. These communications will be reviewed by the Secretary as agent for the non-employee directors in facilitating direct communication to the Board. The Secretary will treat communications containing complaints relating to accounting, internal accounting controls, or auditing matters as reports under our Whistleblower Policy. Further, the Secretary will disregard communications that are bulk mail, solicitations to purchase products or services not directly related either to us or the non-employee directors’ roles as members of the Board, sent other than by stockholders in their capacities as such or from particular authors or regarding particular subjects that the non-employee directors may specify from time to time, and all other communications which do not meet the applicable requirements or criteria described below, consistent with the instructions of the non-employee directors.

General Communications. The Secretary will summarize all stockholder communications directly relating to our business operations, the Board, our officers, our activities or other matters and opportunities closely related to us. This summary and copies of the actual stockholder communications will then be circulated to the Chairman of the Governance Committee.

Stockholder Proposals and Director Nominations and Recommendations. Stockholder proposals are reviewed by the Secretary for compliance with the requirements for such proposals set forth in our Bylaws and in Regulation 14a-8 promulgated under the Exchange Act. Stockholder proposals that meet these requirements will be summarized by the Secretary. Summaries and copies of the stockholder proposals are circulated to the Chairman of the Governance Committee.

Stockholder nominations for directors are reviewed and summarized by the Secretary and are then circulated to the Chairman of the Governance Committee.

The Governance Committee will consider director candidates recommended by stockholders. If a director candidate is recommended by a stockholder, the Governance Committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies. Stockholders desiring to make a recommendation to the Governance Committee should follow the procedures set forth above regarding stockholder nominations for directors.

Retention of Stockholder Communications. Any stockholder communications which are not circulated to the Chairman of the Governance Committee because they do not meet the applicable requirements or criteria described above will be retained by the Secretary for at least ninety calendar days from the date on which they are received, so that these communications may be reviewed by the directors generally if such information relates to the Board as a whole, or by any individual to whom the communication was addressed, should any director elect to do so.

Distribution of Stockholder Communications. Except as otherwise required by law or upon the request of a non-employee director, the Chairman of the Governance Committee will determine when and whether a stockholder communication should be circulated among one or more members of the Board and/or Company management.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in technology; research and development; finance, accounting and banking; or marketing and sales.

There is no difference in the manner in which the Governance Committee evaluates nominees for directors based on whether the nominee is recommended by a stockholder. In evaluating nominations to the Board, the Governance Committee also looks for depth and breadth of experience within the Company’s industry and otherwise, outside time commitments, special areas of expertise, accounting and finance knowledge, business judgment, leadership ability, experience in developing and assessing business strategies, corporate governance expertise, and for incumbent members of the Board, the past performance of the incumbent director. Each of the candidates nominated for election to our Board was recommended by the Governance Committee.

Code of Business Conduct and Ethics

The Board has adopted a code of business conduct and ethics (the “Code of Ethics”) designed, in part, to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the SEC and in the Company’s other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons, as identified in the Code of Ethics and accountability for adherence to the Code of Ethics. The Code of Ethics applies to all directors, executive officers and employees of the Company. The Code of Ethics is periodically reviewed by the Board. In the event we determine to amend or waive certain provisions of the Code of Ethics, we intend to disclose such amendments or waivers on our website at http://www.inpixon.com under the subheading “Investor Relations” under the heading “Company” and in within four business days following such amendment or waiver or as otherwise required by the Nasdaq Listing Rules.

Are there any family relationships among the directors and the executive officers?

There are no family relationships among any of our directors and executive officers.

Policy against Hedging Stock

Our insider trading policy (which was adopted by the Board in November 2015 and updated as of August 2020) prohibits our directors, officers and other employees, and their designees, from engaging in short sales or from hedging transactions of any nature that are designed to hedge or offset a decrease in market value of such person’s ownership of the Company’s equity securities.

Risk Oversight

Our Board provides risk oversight for our entire company by receiving management presentations, including risk assessments, and discussing these assessments with management. The Board’s overall risk oversight, which focuses primarily on risks and exposures associated with current matters that may present material risk to our operations, plans, prospects or reputation, is supplemented by the various committees. The Audit Committee discusses with management and our independent registered public accounting firm our risk management guidelines and policies, our major financial risk exposures and the steps taken to monitor and control such exposures. Our Compensation Committee oversees risks related to our compensation programs and discusses with management its annual assessment of our employee compensation policies and programs. Our Governance Committee oversees risks related to corporate governance and management and director succession planning.

Board Leadership Structure

The Chairman of the Board presides at all meetings of the Board, unless such position is vacant, in which case, the Chief Executive Officer of the Company presides. The office of Chairman of the Board has been vacant since the resignation of Abdus Salam Qureishi in September 2016.

The Company has no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer. The Board believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer is in the best interests of the Company and will review this determination from time to time.

Director Compensation

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our directors in the year ended December 31, 2020, except Nadir Ali and Wendy Loundermon, whose aggregate compensation information has been disclosed under “Executive Compensation” below.

Name	Fees Earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity Incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Leonard Oppenheim	$56,000	-	$6,720	-	-	$-	$62,720
Kareem Irfan	$53,000	-	$6,720	-	-	$-	$59,720
Tanveer Khader	$47,000	-	$6,720	-	-	$-	$53,720

Directors are entitled to reimbursement of ordinary and reasonable expenses incurred in exercising their responsibilities and duties as a director.

Effective July 1, 2015, the Board approved the following compensation plan for the independent directors payable in accordance with each independent director’s services agreement: $30,000 per year for their services rendered on the Board, $15,000 per year for service as the audit committee chair, $10,000 per year for service as the compensation committee chair, $6,000 per year for service on the audit committee, $4,000 per year for service on the compensation committee, $2,500 per year for service on the nominating committee, a one-time non-qualified stock option grant to purchase 20,000 shares (on a pre-Reverse Splits basis) of the Common Stock under applicable equity incentive plan, which are granted in four equal installments on a quarterly basis and are each 100% vested upon grant.

On January 25, 2019, each independent director entered into an amendment to his respective director services agreement pursuant to which the Company agreed to grant each independent director, so long as such director continues to fulfill her or his duties and provide services pursuant to their services agreement, an annual non-qualified stock option to purchase up to 20,000 shares of Common Stock in lieu of the above-mentioned equity awards. Each stock option grant will be subject to the approval of the Board, which shall determine the appropriate vesting schedule, if any, and the exercise price.

During the year ended December 31, 2020, the independent directors received 20,000 non-qualified stock options and did not receive any restricted stock awards.

EXECUTIVE COMPENSATION

The table below sets forth, for the last two fiscal years, the compensation earned by (i) each individual who served as our principal executive officer and (ii) our two other most highly compensated executive officers, other than our principal executive officer, who were serving as an executive officer at the end of the last fiscal year. Together, these individuals are sometimes referred to as the “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Nadir Ali,	2020	$280,000	$175,000	$336,000	(1)	$239,999	(2)	$1,030,999
Chief Executive Officer	2019	$280,000	$150,000	$804,000	(1)	$323,926	(3)	$1,557,926

Soumya Das	2020	$290,625	$48,950	$168,000	(1)	$136,728	(4)	$644,303
Chief Operating Officer; Chief Marketing Officer	2019	$275,000	$50,000	$482,400	(1)	$92,501	(4)	$899,901

Wendy Loundermon	2020	$250,000	$80,000	168,000	(1)	$8,413	(5)	$506,413
Chief Financial Officer	2019	$250,000	$60,000	$562,800	(1)	$17,021	(5)	$889,821

(1)	The fair value of employee option grants are estimated on the date of grant using the Black-Scholes option pricing model with key weighted average assumptions, expected stock volatility and risk free interest rates based on US Treasury rates from the applicable periods.

(2)	Automobile allowance and housing allowance.

(3)	Accrued vacation paid as compensation, automobile allowance and housing allowance.

(4)	Commission and automobile allowance.

(5)	Accrued vacation paid as compensation.

Outstanding Equity Awards at Fiscal Year-End

Other than as set forth below, there were no outstanding unexercised options, unvested stock, and/or equity incentive plan awards issued to our Named Executive Officers as of December 31, 2020.

				Option Awards					Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested #	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Nadir Ali	12/21/2012	1	(1)	0		0	225,643.05	12/21/2022	0	0	0	0
	08/14/2013	1	(1)	0		0	1,952,678.70	08/14/2023	0	0	0	0
	04/17/2015	1	(2)	0		0	1,677,857.40	04/17/2025	0	0	0	0
	05/17/2018	312	(1)	0		0	570.60	05/17/2028	0	0	0	0
	01/25/2019	10186	(3)	926	(3)	0	101.70	01/25/2029	0	0	0	0
	05/10/2019	7408	(3)	3704	(3)	0	33.75	05/10/2029	0	0	0	0
	5/08/20202	333,333	(4)	666,667	(4)	0	1.10	05/08/2030	0	0	0	0

Soumya Das	02/03/2017	0		1	(2)	0	188,035.74	02/03/2027	0	0	0	0
	05/17/2018	187	(1)	0		0	570.60	05/17/2028	0	0	0	0
	01/25/2019	6112	(3)	555	(3)	0	101.70	01/25/2029	0	0	0	0
	05/10/2019	4445	(3)	2222	(3)	0	33.75	05/10/2029	0	0	0	0
	5/08/20202	166,666	(4)	333,334	(4)	0	1.10	05/08/2030	0	0	0	0

Wendy Loundermon	12/05/2011	1	(1)	0		0	1,012,500.00	12/05/2021	0	0	0	0
	12/21/2012	1	(1)	0		0	225,643.05	12/21/2022	0	0	0	0
	11/18/2013	1	(1)	0		0	1,851,428.70	11/18/2023	0	0	0	0
	05/09/2014	1	(1)	0		0	3,507,589.35	05/09/2024	0	0	0	0
	08/05/2015	1	(2)	0		0	1,265,625.00	08/05/2025	0	0	0	0
	02/25/2016	0		1	(2)	0	376,071.30	02/25/2026	0	0	0	0
	07/20/2016	0		1	(2)	0	339,910.65	07/20/2026	0	0	0	0
	05/17/2018	218	(1)	0		0	570.60	05/17/2028	0	0	0	0
	01/25/2019	7130	(3)	648	(3)	0	101.70	01/25/2029	0	0	0	0
	05/10/2019	5186	(3)	2592	(3)	0	33.75	05/10/2029	0	0	0	0
	5/08/20202	166,666	(4)	333,334	(4)	0	1.10	05/08/2030	0	0	0	0

(1)	This option is 100% vested.

(2)	This option vests 1/48th per month at the end of each month starting on the grant date.

(3)	This option vests 1/12th per month at the end of each month starting on the grant date.

(4)	This option vests 1/24th per month at the end of each month starting on the grant date.

Employment Agreements and Arrangements

Nadir Ali

On July 1, 2010, Nadir Ali entered into an at-will Employment and Non-Compete Agreement, as subsequently amended, with Inpixon Federal, Inc., Inpixon Government Services and Inpixon Consulting prior to their acquisition by the Company. Under the terms of the Employment Agreement Mr. Ali serves as President. The employment agreement was assumed by the Company and Mr. Ali became CEO in September 2011. Mr. Ali’s salary under the agreement was initially $240,000 per annum plus other benefits including a bonus plan, a housing allowance, health insurance, life insurance and other standard Inpixon employee benefits. If Mr. Ali’s employment is terminated without Cause (as defined), he will receive his base salary for 12 months from the date of termination. Mr. Ali’s employment agreement provides that he will not compete with the Company and will be subject to non-solicitation provisions relating to employees, consultants and customers, distributors, partners, joint ventures or suppliers of the Company during the term of his employment or consulting relationship with the Company. On April 17, 2015, the compensation committee approved the increase of Mr. Ali’s annual salary to $252,400, effective January 1, 2015. Effective May 16, 2018 the compensation committee approved an increase in Mr. Ali’s annual salary to $280,000 and an auto allowance of $1,000 a month.

Soumya Das

On November 4, 2016, and effective as of November 7, 2016, Mr. Das entered into an employment agreement to serve as Chief Marketing Officer of the Company. On February 2, 2018, he was promoted to Chief Operating Officer. In accordance with the terms of the agreement, Mr. Das will receive a base salary of $250,000 per annum. In addition, Mr. Das will receive a bonus up to $75,000 annually, provided that he completes the required tasks before their deadlines, and the tasks, their deadlines and the amount of corresponding bonuses shall be determined by the Company and the CEO. The agreement was effective for an initial term of twenty-four (24) months and was automatically renewed for one additional twelve (12) month period. The Company may terminate the services of Mr. Das with or without “just cause” (as defined). If the Company terminates Mr. Das’ employment without just cause, or if Mr. Das resigns within twenty-four (24) months following a change of control (as defined) and as a result of a material diminution of his position or compensation, Mr. Das will receive (1) his base salary at the then current rate and levels for one (1) month if Mr. Das has been employed by the Company for at least six (6) months but not more than twelve (12) months as of the date of termination or resignation, for three (3) months if Mr. Das has been employed by the Company more than twelve (12) but not more than twenty-four (24) months as of the date of termination or resignation, or for six (6) months if Mr. Das has been employed by the Company for more than twenty-four (24) months as of the date of resignation or termination; (2) 50% of the value of any accrued but unpaid bonus that Mr. Das otherwise would have received; (3) the value of any accrued but unpaid vacation time; and (4) any unreimbursed business expenses and travel expenses that are reimbursable under the agreement. If the Company terminates Mr. Das’ employment with just cause, Mr. Das will receive only the portion of his base salary and accrued but unused vacation pay that has been earned through the date of termination. On August 31, 2018, the Company amended Mr. Das’ employment agreement to make the following changes to his compensation effective May 14, 2018: (1) increase in base salary to $275,000 per year, (2) have up to $50,000 in MBO’s annually, (3) commissions equal to 2% of recognized revenue associated with the IPA product line paid quarterly and subject to the Company policies in connection with commissions payable and (4) provide a transportation allowance of $1,000 per month. On May 10, 2019, the Company amended Mr. Das’ commission plan to include a 1% commission on recognized revenue associated with the Shoom product line paid quarterly and subject to Company commission plan policies. Effective as of March 2021, Mr. Das resigned from his position as Chief Marketing Officer.

Wendy Loundermon

On October 21, 2014, and effective as of October 1, 2014, the Company entered into an at-will employment agreement with Wendy Loundermon. Ms. Loundermon currently serves as CFO, Director and Secretary of the Company and Secretary of Inpixon Canada, Inc. Pursuant to the agreement, Ms. Loundermon was compensated at an annual rate of $200,000 and is entitled to benefits customarily provided to senior management including equity awards and cash bonuses subject to the satisfaction of certain performance goals determined by the Company. The standards and goals and the bonus targets is set by the compensation committee, in its sole discretion. The Company may terminate the services of Ms. Loundermon with or without “cause” (as defined). If the Company terminates Ms. Loundermon’s employment without cause or in connection with a change of control (as defined), Ms. Loundermon will receive (1) severance consisting of her base salary at the then current rate for twelve (12) months from the date of termination, and (2) her accrued but unpaid salary. If Ms. Loundermon’s employment is terminated under any circumstances other than the above, Ms. Loundermon will receive her accrued but unpaid salary. Ms. Loundermon’s salary was increased to $228,500 effective April 1, 2017, $250,000 effective March 1, 2018, and $280,000 effective January 2021.

Inpixon Employee Stock Incentive Plans

2018 Employee Stock Incentive Plan

The following is a summary of the material terms of our 2018 Employee Stock Incentive Plan, as amended to date, excluding the amendment being voted upon at the Annual Meeting (the “2018 Plan”). This description is not complete. For more information, we refer you to the full text of the 2018 Plan.

The 2018 Plan is an important part of our compensation program. It promotes financial saving for the future by our employees, fosters good employee relations, and encourages employees to acquire shares of our common stock, thereby better aligning their interests with those of the other stockholders. Therefore, the Board believes it is essential to our ability to attract, retain, and motivate highly qualified employees in an extremely competitive environment both in the United States and internationally.

Amount of Shares of Common Stock. The number of shares of our common stock initially reserved for issuance under the 2018 Plan was 2,000,000, which number is automatically increased on the first day of each quarter, beginning on April 1, 2018 and for each quarter thereafter through October 1, 2028, by a number of shares of common stock equal to the least of (i) 1,500,000 shares, (ii) twenty percent (20%) of the outstanding shares of common stock on the last day of the immediately preceding calendar quarter, or (iii) such number of shares that may be determined by the Board. The amount of shares available for issuance is not adjusted in connection with a change in the outstanding shares of common stock by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations; provided; however, that in no event will the Company issue more than 63,000,000 shares of common stock under the 2018 Plan, including the maximum amount of shares of common stock that may be added to the 2018 Plan in accordance with the automatic quarterly increases. As of the Record Date, there were 18,730,073 shares of Common Stock authorized for issuance under the 2018 Plan and 2,274,466  available for new grants.

Types of Awards. The 2018 Plan provides for the granting of incentive stock options, non-qualified stock options (“NQSOs”), stock grants and other stock-based awards, including Restricted Stock and Restricted Stock Units (as defined in the 2018 Plan).

●	Incentive and Nonqualified Stock Options. The plan administrator determines the exercise price of each stock option. The exercise price of an NQSO may not be less than the fair market value of our common stock on the date of grant. The exercise price of an incentive stock option may not be less than the fair market value of our common stock on the date of grant if the recipient holds 10% or less of the combined voting power of our securities, or 110% of the fair market value of a share of our common stock on the date of grant otherwise.

●	Stock Grants. The plan administrator may grant or sell stock, including restricted stock, to any participant, which purchase price, if any, may not be less than the par value of shares of our common stock. The stock grant will be subject to the conditions and restrictions determined by the administrator. The recipient of a stock grant shall have the rights of a stockholder with respect to the shares of stock issued to the holder under the 2018 Plan.

●	Stock-Based Awards. The plan administrator of the 2018 Plan may grant other stock-based awards, including stock appreciation rights, restricted stock and restricted stock units, with terms approved by the administrator, including restrictions related to the awards. The holder of a stock-based award shall not have the rights of a stockholder except to the extent permitted in the applicable agreement.

Plan Administration. Our Board is the administrator of the 2018 Plan, except to the extent it delegates its authority to a committee, in which case the committee shall be the administrator. Our Board has delegated this authority to our compensation committee. The administrator has the authority to determine the terms of awards, including exercise and purchase price, the number of shares subject to awards, the value of our common stock, the vesting schedule applicable to awards, the form of consideration, if any, payable upon exercise or settlement of an award and the terms of award agreements for use under the 2018 Plan.

Eligibility. The plan administrator will determine the participants in the 2018 Plan from among our employees, directors and consultants. A grant may be approved in advance with the effectiveness of the grant contingent and effective upon such person’s commencement of service within a specified period.

Termination of Service. Unless otherwise provided by the administrator or in an award agreement, upon a termination of a participant’s service, all unvested options then held by the participant will terminate and all other unvested awards will be forfeited.

Transferability. Awards under the 2018 Plan may not be transferred except by will or by the laws of descent and distribution, unless otherwise provided by the plan administrator in its discretion and set forth in the applicable agreement, provided that no award may be transferred for value.

Adjustment. In the event of a stock dividend, stock split, recapitalization or reorganization or other change in change in capital structure, the plan administrator will make appropriate adjustments to the number and kind of shares of stock or securities subject to awards.

Corporate Transaction. If we are acquired, the plan administrator will: (i) arrange for the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) to assume or continue the award or to substitute a similar award for the award; (ii) cancel or arrange for cancellation of the award, to the extent not vested or not exercised prior to the effective time of the transaction, in exchange for such cash consideration, if any, as the plan administrator in its sole discretion, may consider appropriate; or (iii) make a payment, in such form as may be determined by the plan administrator equal to the excess, if any, of (A) the value of the property the holder would have received upon the exercise of the award immediately prior to the effective time of the transaction, over (B) any exercise price payable by such holder in connection with such exercise. In addition in connection with such transaction, the plan administrator may accelerate the vesting, in whole or in part, of the award (and, if applicable, the time at which the award may be exercised) to a date prior to the effective time of such transaction and may arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to an award.

Amendment and Termination. The 2018 Plan will terminate on January 4, 2028 or at an earlier date by vote of our Board; provided, however, that any such earlier termination shall not affect any awards granted under the 2018 Plan prior to the date of such termination. The 2018 Plan may be amended by our Board, except that our Board may not alter the terms of the 2018 Plan if it would adversely affect a participant’s rights under an outstanding stock right without the participant’s consent.

The Board may at any time amend or terminate the 2018 Plan; provided that no amendment may be made without the approval of the stockholder if such amendment would increase either the maximum number of shares which may be granted under the 2018 Plan or any specified limit on any particular type or types of award, or change the class of employees to whom an award may be granted, or withdraw the authority to administer the 2018 Plan from a committee whose members satisfy the independence and other requirements of Section 162(m) and applicable SEC and Nasdaq requirements. Pursuant to the listing standards of the Nasdaq Stock Market, certain other material revisions to the 2018 Plan may also require stockholder approval.

Federal Income Tax Consequences of the 2018 Plan. The federal income tax consequences of grants under the 2018 Plan will depend on the type of grant. The following is a general summary of the principal United States federal income taxation consequences to participants and us under current law with respect to participation in the 2018 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside or the rules applicable to deferred compensation under Section 409A of the Code. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

From the grantees’ standpoint, as a general rule, ordinary income will be recognized at the time of delivery of shares of our common stock or payment of cash under the 2018 Plan. Future appreciation on shares of our common stock held beyond the ordinary income recognition event will be taxable as capital gain when the shares of our common stock are sold. The tax rate applicable to capital gain will depend upon how long the grantee holds the shares. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the grantee, and we will not be entitled to any tax deduction with respect to capital gain income recognized by the grantee.

Exceptions to these general rules arise under the following circumstances:

●	If shares of our common stock, when delivered, are subject to a substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the grantee makes a special election to accelerate taxation under section 83(b) of the Code.

●	If an employee exercises a stock option that qualifies as an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of our common stock acquired upon exercise of the stock option are held until the later of (A) one year from the date of exercise and (B) two years from the date of grant. However, if the employee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements, the employee will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

●	A grant may be subject to a 20% tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under section 409A of the Code and the requirements of section 409A of the Code are not satisfied.

Section 162(m) of the Code generally disallows a publicly held corporation’s tax deduction for compensation paid to its chief executive officer or certain other officers in excess of $1 million in any year. Qualified performance-based compensation is excluded from the $1 million deductibility limit, and therefore remains fully deductible by the corporation that pays it. Stock units, stock awards, dividend equivalents, and other stock-based awards granted under the 2018 Plan may be designated as qualified performance-based compensation if the Committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of section 162(m) of the Code.

We have the right to require that grantees pay to us an amount necessary for us to satisfy our federal, state or local tax withholding obligations with respect to grants. We may withhold from other amounts payable to a grantee an amount necessary to satisfy these obligations. The Committee may permit a grantee to satisfy our withholding obligation with respect to grants paid in shares of our common stock by having shares withheld, at the time the grants become taxable, provided that the number of shares withheld does not exceed the individual’s minimum applicable withholding tax rate for federal, state and local tax liabilities.

2011 Employee Stock Incentive Plan

Except as set forth below, the material terms of our 2011 Employee Stock Incentive Plan, as amended to date (the “2011 Plan”) are substantially similar to the material terms of the 2018 Plan. However, this description is not complete. For more information, we refer you to the full text of the 2011 Plan.

The 2011 Plan was intended to encourage ownership of common stock by our employees and directors and certain of our consultants in order to attract and retain such people, to induce them to work for the benefit of us and to provide additional incentive for them to promote our success. The 2011 Plan (but not awards granted under the 2011 Plan) terminated on August 31, 2021.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2020 regarding the shares of our common stock to be issued upon exercise of outstanding options or available for issuance under equity compensation plans and other compensation arrangements that were (i) adopted by our security holders and (ii) were not approved by our security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)		Weighted-average exercise price of outstanding (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders	5,450,056	(1)	$23.41	9,197,287	(2)
Equity compensation plans not approved by security holders	1	(3)	$1,952,678.70	-
Total	5,450,057		$23.76	9,197,287

(1)	Represents 89 shares of common stock that may be issued pursuant to outstanding stock options granted under the 2011 Plan and 5,449,967 shares of common stock that may be issued pursuant to outstanding stock options granted under the 2018 Plan.

(2)	Represents 417,181 shares of common stock available for future issuance in connection with equity award grants under the 2011 Plan (provided, that 2011 Plan is terminated as of August 31, 2021) and 8,780,106 shares of common stock available for future issuance in connection with equity award grants under the 2018 Plan.

(3)	Represents shares of common stock issuable upon the exercise of stock options granted to Nadir Ali on August 14, 2013 outside of the 2011 Plan and the 2018 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of September 17, 2021, regarding the beneficial ownership of our common stock by the following persons:

●	our Named Executive Officers;

●	each director;

●	all of our executive officers and directors as a group; and

●	each person or entity who, to our knowledge, owns more than 5% of our common stock.

Except as indicated in the footnotes to the following table, subject to applicable community property laws, each stockholder named in the table has sole voting and investment power. Unless otherwise indicated, the address for each stockholder listed is c/o Inpixon, 2479 E. Bayshore Road, Suite 195, Palo Alto, California 94303. Shares of common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of September 17, 2021, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the stockholder holding the options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other stockholder. The information provided in the following table is based on our records, information filed with the SEC, and information furnished by our stockholders.

Name of Beneficial Owner	Amount and nature of beneficial ownership		Percent of Class(1)
Named Executive Officers and Directors
Nadir Ali	2,274,027	(2)	1.9%
Leonard Oppenheim	160,450	(3)	*
Kareem Irfan	160,449	(4)	*
Tanveer Khader	160,452	(5)	*
Soumya Das	1,026,526	(6)	*
Wendy Loundermon	1,131,989	(7)	*
All executive officers and directors as a group (6 persons)	4,913,893	(8)	4.0%

*	Represents beneficial ownership of less than 1%.

(1)	Based on 116,993,719 shares outstanding as of September 17, 2021.

(2)	Includes (i) 1,293,152 shares of common stock held of record by Mr. Ali, including 750,000 restricted shares subject to forfeiture, (ii) 980,873 shares of common stock issuable upon exercise of options exercisable within 60 days of September 17, 2021, (iii) 1 shares of common stock held of record by Lubna Qureishi, Mr. Ali’s wife, and (iv) 1 share of common stock held of record by the Qureishi Ali Grandchildren Trust, of which Mr. Ali is the joint-trustee (with his wife Lubna Qureishi) of the Qureishi Ali Grandchildren Trust and has shared voting and investment control over the shares held. Excludes 1,541,667 shares issuable pursuant to options that are not currently exercisable or become exercisable within 60 days of September 17, 2021.

(3)	Includes (i) 2 shares of common stock held of record by Mr. Oppenheim, and (ii) 160,448 shares of common stock issuable upon exercise of options exercisable within 60 days of September 17, 2021.

(4)	Includes (i) 1 share of common stock held of record by Mr. Irfan and (ii) 160,448 shares of common stock issuable upon exercise of options exercisable within 60 days of September 17, 2021.

(5)	Includes (i) 3 shares of common stock owned directly by SyHolding Corp., (ii) 1 shares of common stock held of record by Mr. Khader and (iii) 160,448 shares of common stock issuable upon exercise of options exercisable within 60 days of September 17, 2021. Tanveer Khader holds the power to vote and dispose of the SyHolding Corp. shares.

(6)	Includes (i) 550,494 shares of common stock held of record by Mr. Das, including 375,000 restricted shares subject to forfeiture and (ii) 476,032 shares of common stock issuable upon exercise of options exercisable within 60 days of September 17, 2021. Excludes 637,493 shares issuable pursuant to options that are not currently exercisable or become exercisable within 60 days of September 17, 2021.

(7)	Includes (i) 637,040 shares of common stock held of record by Mrs. Loundermon, including 375,000 restricted shares subject to forfeiture and (ii) 494,949 shares of common stock issuable upon exercise of options exercisable within 60 days of September 17, 2021. Excludes 770,835 shares issuable pursuant to options that are not currently exercisable or become exercisable within 60 days of September 17, 2021.

(8)	Includes (i) 2,480,690 shares of common stock held of record by the beneficial owner, including 1,500,000 restricted shares subject to forfeiture, (ii) 1 share of common stock held of record by spouse, (iii) 4 shares of common stock held of record by entities, and (iv) 2,433,198 shares of common stock issuable upon exercise of options exercisable within 60 days of September 17, 2021. Excludes 2,949,995 shares issuable pursuant to options that are not currently exercisable or become exercisable within 60 days of September 17, 2021.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review, Approval, or Ratification of Transactions with Related Persons.

The Board reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party, and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Board would only approve a related party transaction that was in the best interests of the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party. Other than as described below, no transaction requiring disclosure under applicable federal securities laws occurred since fiscal year 2019 that was submitted to the Board for approval as a “related party” transaction.

Related Party Transactions

SEC regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee, (ii) a beneficial owner of more than 5% of our common stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control.

For the period from January 1, 2020, through the date of this Proxy Statement (the “Reporting Period”), described below are certain transactions or series of transactions between us and certain related persons.

Sysorex Transactions

Nadir Ali, Chief Executive Officer and member of the Board, was a member of the board of directors of Sysorex, Inc., a Nevada corporation (“Sysorex”), at the time of the reported transactions. Mr. Ali resigned as a member of the board of directors of Sysorex on May 14, 2021.

Sysorex Securities Settlement Agreement

On April 14, 2021, the Company entered into a Securities Settlement Agreement (the “SSA”) and a Rights Letter Agreement (the “RLA”), each with Sysorex, whereby Sysorex agreed to satisfy in full its outstanding debt, in the aggregate amount of $9,088,176 as of March 31, 2021, owed to the Company under that certain secured promissory note, originally dated December 31, 2018, as amended from time to time (the “Sysorex Note”), and in connection with that certain settlement agreement, dated February 20, 2019, by and among the Company, Sysorex and Atlas Technology Group, LLC (the “Debt Settlement”). To effect the Debt Settlement, Sysorex agreed to issue to the Company (i) pursuant to the terms of the SSA, 12,972,189 shares of its common stock, $0.00001 par value per share, and (ii) rights to acquire 3,000,000 additional shares of its common stock pursuant to the terms of the RLA. The Debt Settlement was entered into in connection with Sysorex’s closing of a reverse triangular merger with TTM Digital Assets & Technologies, Inc.

The Company recorded $7.5 million for the release of the previously recorded valuation allowance, $1.6 million of interest income, and a gain on settlement of $49.8 million equal to the difference in the carry value of the promissory note, including interest and value of the common stock and rights to acquire additional shares received in the settlement.

In connection with the Debt Settlement, the Company also entered into a Registration Rights Agreement, dated as of April 14, 2021 (the “RRA”), with Sysorex and certain other stockholders of Sysorex (the “Holders”). Pursuant to the terms of the RRA, Sysorex must, subject to certain limitations, register the resale of the shares of common stock held by the Company and the Holders, with the U.S. Securities and Exchange Commission (the “SEC”),.

Also, under the RRA, if Sysorex determines to prepare and file with the SEC a registration statement relating to an offering of any of its equity securities, for its own account or the account of others, then the Company and the Holders will have the right, subject to certain limitations, to require Sysorex to include in such registration statement all or any part of the shares of common stock held by them.

Systat License Acquisition

On June 30, 2020 (the “Closing Date”), pursuant to the terms and conditions of that certain Exclusive Software License and Distribution Agreement, dated as of June 19, 2020, with an effective date of June 1, 2020 (as amended, the “License Agreement”), with Cranes Software International Ltd., a company organized under the laws of India (“Cranes”), and Systat Software, Inc., a Delaware corporation (“Systat,” and together with Cranes, the “Systat Parties”), the Company acquired (a) an exclusive, worldwide license to use, modify, develop, market and distribute certain software, software source, user documentation and related Systat intellectual property and (b) an exclusive, worldwide sub-license to use, modify, develop, market and distribute software, software source, user documentation and related intellectual property licensed to Systat by Cranes (collectively, the “Licenses”). In exchange for the Licenses the Company paid $2.2 million in cash and the Company partitioned a portion of the Sysorex Note into a new note in an amount equal to $3 million in principal plus accrued interest (the “Closing Note”) and assigned the Closing Note and all rights and obligations thereunder to Systat in accordance with the terms and conditions of that certain Promissory Note Assignment and Assumption Agreement. Pursuant to the License Agreement, the Company partitioned and assigned to Systat an additional $3.3 million of the principal balance underlying the Sysorex Note as follows: (i) $1.3 million on the three month anniversary of the Closing Date; (ii) $1.0 million on the six month anniversary of the Closing Date; and (iii) $1.0 million on March 19, 2021.

In addition, during the first quarter of 2021, in connection with an amendment to License Agreement, dated February 22, 2021, the Company exercised its option under the License Agreement to purchase a portion of the underlying assets of the Sysorex Note, including certain software, trademarks, solutions, domain names and websites from Systat, in exchange for $900,000 in cash consideration.

Nadir Ali, the Company’s Chief Executive Officer and a member of the Board, is a related party in connection with the acquisition of the Licenses as a result of his service as a director of Sysorex, the issuer of the Sysorex Note that was assigned in accordance with the terms and conditions of the License Agreement. In addition, Tanveer Khader and Kareem Irfan, members of the Board, are also related parties in connection with the acquisition of the Licenses as a result of their respective employment relationships with the Systat Parties.

Subscription of Units of Cardinal Venture Holdings

On September 30, 2020, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with Cardinal Venture Holdings LLC, a Delaware limited liability company (“CVH”), pursuant to which the Company agreed to (i) contribute up to $1,800,000 (the “Contribution”) to CVH and (ii) purchase up to 599,999 Class A Units of CVH (the “Class A Units”) and up to 1,800,000 Class B Units of CVH (the “Class B Units,” and, together with the Class A Units, the “Units”). The aggregate purchase price of $1,800,000 for the Units is deemed to be satisfied in part through the Contribution.

CVH owns certain interests in the sponsor entity (the “Sponsor”) to a special purpose acquisition company formed for the purpose of pursuing an initial public offering of its securities followed by effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “SPAC”). It is anticipated that the Contribution will be used by CVH to fund the Sponsor’s purchase of securities in the SPAC.

Nadir Ali, the Company’s Chief Executive Officer and a director, beneficially owns membership interests in CVH through 3AM LLC, a Delaware limited liability company and a founding member of CVH (“3AM”).

Concurrently with the Company’s entry into the Subscription Agreement, the Company entered into the Amended and Restated Limited Liability Company Agreement of CVH (the “LLC Agreement”), dated as of September 30, 2020. Under the terms of the LLC Agreement, in the event the managing member can no longer manage CVH’s affairs due to his death, disability or incapacity, 3AM will serve as CVH’s replacement managing member. Except as may be required by law, the Company, as a non-managing member under the LLC Agreement, does not have any voting rights and generally cannot take part in the management or control of CVH’s business and affairs.

On December 16, 2020, the Company entered into a second Subscription Agreement with CVH, pursuant to which the Company agreed to (i) contribute $700,000 (the “Additional Contribution”) to CVH and (ii) purchase 700,000 Class B Units. The aggregate purchase price of $700,000 for the Class B Units is deemed to be satisfied through the Additional Contribution. Following the closing of the Additional Contribution, the Company owns an aggregate of 599,999 Class A Units and 2,500,000 Class B Units.

Inpixon Canada Promissory Note

On August 12, 2019, prior to the acquisition of Jibestream, the Company loaned Jibestream $140,600 for operating expenses. The note accrues interest at a rate of 5% per annum and has a maturity date of December 31, 2020. However, upon the acquisition of Jibestream by Inpixon Canada, Inpixon Canada assumed the loan through consolidation. As of June 30, 2021, the principal and interest of the Jibestream note and the other amounts advanced to Inpixon Canada by the Company totaled $14,290,529.

Proposal ONE:
Election Of Directors

Nominees for Election

Our business affairs are managed under the direction of our Board, which is currently composed of five members. Three of our directors are independent according to the independent director requirements of Nasdaq. Our directors serve for one-year terms.

At the Annual Meeting, stockholders will be asked to elect the following five directors to serve until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified:

●	Nadir Ali

●	Wendy Loundermon

●	Leonard Oppenheim

●	Kareem Irfan

●	Tanveer Khader

If a quorum is present at the Annual Meeting, then nominees will be elected by a majority of the votes cast by the holders of shares present virtually or represented by proxy and entitled to vote at the meeting. There is no cumulative voting in the election of directors.

In the event that any nominee for any reason is unable to serve, or for good cause will not serve, the proxies will be voted for such substitute nominee as our Board may determine. We are not aware of any nominee who will be unable to serve, or for good cause will not serve, as a director.

Unless otherwise provided by law, any vacancy on the Board, except for a vacancy created by the removal of a director, may be filled by the stockholders, by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. A vacancy in the Board created by the removal of a director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares.

The relevant experiences, qualifications, attributes or skills of each nominee that led our Board to recommend the above persons as a nominee for director are described in the section entitled “Executive Officers, Directors, and Corporate Governance.”

Vote Required

The nominees will be elected by a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting present virtually or represented by proxy and entitled to vote in the election. You may choose to vote FOR, AGAINST, or ABSTAIN separately for each nominee. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

***THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES LISTED ABOVE***

PROPOSAL TWO:
Ratification of THE Appointment of OUR Independent
Registered Public Accounting Firm

The Audit Committee of the Board has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2021. Marcum has served as our independent registered public accounting firm since 2012.

Stockholder ratification of the selection of Marcum as our independent registered public accounting firm is not required by our Bylaws or the Nevada Revised Statutes (“NRS”). The Board seeks such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of Marcum as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2021. In making its recommendation to the Board that stockholders ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2021, the Audit Committee considered whether Marcum’s provision of non-audit services is compatible with maintaining the independence of our independent registered public accounting firm. The Audit Committee pre-approved the audit fees, audit-related fees, tax fees and all other fees described below in accordance with our pre-approval policy and believes such fees are compatible with the independence of Marcum. Set forth below are approximate fees for services rendered by Marcum LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2020 and 2019.

	2020	2019
Audit Fees	$355,024	$399,382
Audit Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

Audit Fees. The “Audit Fees” are the aggregate fees of Marcum attributable to professional services rendered in 2020 and 2019 for the audit of our annual financial statements, for review of financial statements included in our quarterly reports on Form 10-Q or for services that are normally provided by Marcum in connection with statutory and regulatory filings or engagements for that fiscal year. These fees include fees billed for professional services rendered by Marcum for the review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. Marcum billed us for professional services that were reasonably related to the performance of the audit or review of financial statements in 2020 and 2019, which are not included under Audit Fees above including the filing of our registration statements, including our Registration Statement on Form S-3. This amount also includes audit fees related to acquisitions.

Tax Fees. Marcum did not perform any tax advice or planning services in 2020 or 2019.

All Other Fees. Marcum did not perform any services for us or charge any fees other than the services described above in 2020 and 2019.

Pre-approval Policies and Procedures

The Audit Committee is required to review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals for the performance of non-audit services, and any such Audit Committee member who pre-approves a non-audit service must report the pre-approval to the full Audit Committee at its next scheduled meeting. The Audit Committee is required to periodically notify the Board of their approvals. The required pre-approval policies and procedures were complied with during 2019 and 2020.

Marcum LLP Representatives at Annual Meeting

We expect that representatives of Marcum will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

Vote Required

The affirmative vote of the holders of shares entitled to vote at the Annual Meeting representing a majority of the votes cast on such matter will be required for the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions will have no effect on the outcome of the vote on this proposal. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm, thus, broker non-votes are not expected to result from the vote on this proposal.

***THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP***

Report of the Audit Committee

The Audit Committee of the Board has:

●	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2020 with management;

●	discussed with the Company’s independent auditors the matters required to be discussed under Public Company Accounting Oversight Board Auditing Standard No. 1301; and

●	received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Audit Committee concerning independence, and has discussed with Marcum LLP matters relating to its independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the consolidated financial statements audited by Marcum LLP for the fiscal year ended December 31, 2020 be included in its Annual Report on Form 10-K for such fiscal year.

Audit Committee of the Board

Leonard Oppenheim
Tanveer Khader
Kareem Irfan

PROPOSAL THREE:
APPROVAL OF THE AUTHORIZED SHARE INCREASE

Background

Our Board has determined that it is advisable and in our and our stockholders’ best interests to increase the number of authorized shares of Common Stock from 250,000,000 to 2,000,000,000 shares (the “Share Increase Proposal”). Accordingly, stockholders are asked to approve an amendment to our Articles of Incorporation to effectuate such increase.

The Board strongly believes that the increase in the number of authorized shares of Common Stock is necessary to provide us with resources and flexibility with respect to our capital sufficient to execute our business plans and strategy. Accordingly, the Board has unanimously approved a resolution proposing such amendment to our Articles of Incorporation and directed that it be submitted for approval at the Annual Meeting.

The text of the form of the proposed Certificate of Amendment to our Articles of Incorporation, which assumes the approval of this proposal, is attached hereto as Annex A.

Of the 250,000,000 shares of Common Stock currently authorized, 116,993,719 shares of Common Stock were outstanding as of the Record Date, in addition to the following:

●	81 shares of Common Stock issuable upon the exercise of outstanding stock options under our 2011 Employee Stock Incentive Plan, having a weighted average exercise price of $1,263,375.06 per share;

●	12,120,119 shares of Common Stock issuable upon the exercise of outstanding stock options under the Company’s 2018 Employee Stock Incentive Plan, having a weighted average exercise price of $1.79 per share;

●	1 share of Common Stock issuable upon the exercise of outstanding stock options not under our 2011 or 2018 Employee Stock Incentive Plan, having a weighted average exercise price of $1,952,678.70 per share;

●	2,274,466 shares of Common Stock available for future issuance under our 2018 Employee Stock Incentive Plan and any other additional shares of our common stock that may become available under our 2018 Employee Stock Incentive Plan;

●	4 shares of Common Stock issuable upon the exercise of warrants at an exercise price of $16,200 per share;

●	24 shares of Common Stock issuable upon the exercise of warrants at an exercise price of $29,700 per share;

●	340 shares of Common Stock issuable upon the exercise of warrants at an exercise price of $5,400 per share;

●	24,055 shares of Common Stock issuable upon the exercise of warrants at an exercise price of $1,141.20 per share;

●	61,562 shares of Common Stock issuable upon the exercise of warrants at an exercise price of $223.20 per share;

●	2,507 shares of Common Stock issuable upon the exercise of warrants at an exercise price of $149.85 per share;

●	4,758 shares of Common Stock issuable upon the exercise of Series A warrants at an exercise price of $12.4875 per share;

●	5,000,000 shares of Common Stock issuable upon the exercise of warrants at an exercise price of $1.25 per share;

●	19,354,838 shares of Common Stock issuable upon the exercise of warrants at an exercise price of $1.55 per share;

●	15,000,000 shares of Common Stock issuable upon the exercise of warrants at an exercise price of $2.00 per share;

●	9,950,250 shares of Common Stock issuable upon the exercise of warrants at an exercise price of $2.01 per share;

●	5 shares of Common Stock issuable upon the conversion of 1 outstanding share of Series 4 Convertible Preferred Stock, at a conversion price of $223.20 per share;

●	841 shares of Common Stock issuable upon conversion of 126 outstanding shares of Series 5 Convertible Preferred Stock, at a conversion price of $149.85 per share;

●	up to 11,061,939 shares of Common Stock issuable to selected CXApp sellers as earnout shares, subject to the terms and conditions of the CXApp Stock Purchase Agreement;

●	47,000,000 shares of Common Stock issuable upon conversion of Series 7 Preferred Stock; and

●	47,000,000 shares of Common Stock issuable upon the exercise of the Warrants issued in the registered offering on September 15, 2021, provided that such Warrants are not exercisable as of the date of this Proxy Statement.

Reasons for the Proposed Increase in Number of Authorized Shares of Common Stock

To provide us with resources and flexibility with respect to our capital sufficient to execute our business plans and strategy. The increase in authorized shares of Common Stock will provide us greater flexibility with respect to our capital structure for various purposes as the need may arise from time to time. These purposes may include: raising capital, establishing strategic relationships with other companies, expanding our business through the acquisition of other businesses or products and providing equity incentives to employees, officers or directors. Approval of this proposal would enable us to respond promptly to, and take advantage of, market conditions and other favorable opportunities without incurring the delay and expense associated with calling a special stockholders’ meeting to approve a contemplated stock issuance. Our management and Board believe it is in the best interests of the Company and our stockholders to have the flexibility provided by an increase in the number of shares of authorized Common Stock.

In addition, we do not currently have sufficient shares of authorized unreserved shares of Common Stock to permit the exercise in full of all of the 47,000,000 shares of Common Stock underlying outstanding warrants issued on September 15, 2021 (the “Warrants”) pursuant to the terms and conditions of a securities purchase agreement (“Purchase Agreement”). As a result, the Warrants are not exercisable prior to the occurrence of an event which would result in a sufficient number of authorized shares of Common Stock to permit the exercise of the Warrants in full (“Capital Event”). The terms of the Purchase Agreement also prohibit the Company from issuing any additional shares of Common Stock or Common Stock equivalents or filing any registration statements until 30 days following a Capital Event (the “Standstill Period”). Accordingly, the approval of this Proposal 3 will permit the Company to increase its available authorized shares of Common Stock, which will constitute a Capital Event allowing the holders to exercise their Warrants, which, if exercised for cash, will result in additional cash proceeds to the Company and will also commence the Standstill Period.

Principal Effects of Increase in Number of Authorized Shares of Common Stock

If stockholders approve this Proposal Three, the additional authorized shares of Common Stock will have rights identical to the currently outstanding shares of our Common Stock. The proposed amendment will not affect the par value of the Common Stock, which will remain at $0.001 per share. Approval of this Proposal Three and issuance of the additional authorized shares of Common Stock would not affect the rights of the holders of currently outstanding shares of our Common Stock, except for effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of any earnings per share and voting rights of current holders of Common Stock.

The additional authorized shares of Common Stock, by the approval of this Proposal Three, could be issued by our Board without further vote of our stockholders except as may be required in particular cases by our Articles of Incorporation, the NRS or other applicable law, regulatory agencies or Nasdaq Listing Rules. Stockholders do not have preemptive rights to subscribe to additional securities that we may issue, which means that current stockholders do not have a prior right thereunder to purchase any new issue of Common Stock, or securities that are convertible into Common Stock, in order to maintain their proportionate ownership interests in the Company.

Our stockholders are not entitled to dissenters’ or appraisal rights under the NRS with respect to the proposed amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock and we will not independently provide the stockholders with any such right if the increase is implemented.

The proposed amendment to our Articles of Incorporation to increase the number of authorized shares of our Common Stock could, under certain circumstances, have an anti-takeover effect. The additional shares of Common Stock that would become available for issuance, if this Proposal Three is approved, could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management. For example, without further stockholder approval, the Board could adopt a “poison pill” which would, under certain circumstances related to an acquisition of our securities not approved by the Board, give certain holders the right to acquire additional shares of Common Stock at a low price, or the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board.

Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that approval of this Proposal Three could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

This proposal will be effective upon its approval by our stockholders at the Annual Meeting and is not conditioned upon the approval by our stockholders of any other proposal. As each proposal will be presented to our stockholders at the Annual Meeting in the order presented herein, if this proposal is approved by our stockholders, it will become effective.

No Appraisal Rights

Under the NRS, stockholders are not entitled to rights of appraisal with respect to Proposal Three, and we will not independently provide our stockholders with any such right.

Vote Required

The affirmative vote of the holders of shares entitled to vote at the Annual Meeting representing a majority of the voting power will be required for approval of this proposal. Accordingly, abstentions will have the same legal effect as a vote “AGAINST” this proposal. Brokers generally have discretionary authority to vote on the amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock, thus, broker non-votes are not expected to result from the vote on this proposal.

***THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK TO 2,000,000,000***

PROPOSAL FOUR:
approval of issuance of EARNOUT shares pursuant to Nasdaq Listing Rule 5635(c)

Overview

On April 30, 2021 (the “Closing Date”), pursuant to the terms of a stock purchase agreement (the “Purchase Agreement”), we completed the acquisition of over 99.9% of the outstanding capital stock of Design Reactor, Inc., a California corporation (“The CXApp”), with a leading SaaS app platform that enables corporate enterprise organizations to provide a custom-branded, location-aware employee app focused on enhancing the workplace experience and hosting virtual and hybrid events (the “Acquisition”).

The aggregate consideration payable by us to the sellers of the outstanding capital stock of The CXApp (the “Sellers”) consisted of a combination of cash and shares of our Common Stock and included, inter alia, $12,500,000 in contingent earnout payments subject to meeting the certain Earnout Target (defined infra) payable in shares of Common Stock based on a per share price of $1.13, which was the closing price of our Common Stock immediately prior to executing the Purchase Agreement (such shares, the “Earnout Shares”), to certain Sellers (the “Selected Sellers”) within 90 days following the 12 month anniversary of the Closing Date (the “Earnout Payment Date”), subject to certain adjustments (the “Earnout Payment).

The Earnout Payment, if any, will be payable only to the Selected Sellers if the Company (including its subsidiaries) records revenue from the sale of The CXApp’s cloud based mobile app platform (“Revenue”) of at least $8,270,000 (the “Earnout Target”) from the Closing Date through the 12-month anniversary of the Closing Date (the “Earnout Period”). The Earnout Payment will be subject to a proportional reduction if actual Revenue as of the end of the Earnout Period fails to meet the Earnout Target. For example, if actual Revenue during the applicable Earnout Period is 90% of the Earnout Target, the Earnout Payment will be proportionally reduced by 10%. In addition, if actual Revenue recorded during the Earnout Period is equal to or less than 75% of the Earnout Target, no Earnout Payment will be payable.

Why We Need Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market. As a result, we are subject to Nasdaq’s rules and regulations. Because the Earnout Shares may constitute equity compensation and are not being granted pursuant to any stockholder approved equity plan, we are required to obtain stockholder approval for the issuance of the Earnout Shares under Nasdaq Listing Rule 5635(c).

Consequences of Not Approving this Proposal

If this Proposal Four is not approved by stockholders, we will not be able to issue the Earnout Shares. In such event, we would need to pay the Earnout Payment in cash in an amount up to $12,500,000, in order to maintain compliance with applicable Nasdaq listing requirements.

Vote Required

The affirmative vote of the holders of shares entitled to vote at the Annual Meeting representing a majority of the votes cast on such matter will be required for the approval of this proposal. Abstentions and broker non-votes will not be treated as votes cast for or against the proposal, and therefore will have no effect on the outcome of the proposal.

***THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF EARNOUT shares PURSUANT TO NASDAQ LISTING RULE 5635(C)***

PROPOSAL FIVE:
APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO EXTEND THE PERMITTED
PERIOD OF TIME BETWEEN A RECORD DATE and A STOCKHOLDER MEETING

Background

Our Board has unanimously adopted resolutions approving a proposal to amend our Articles of Incorporation to effect an amendment entitling the Board to fix a record date not exceeding 120 days before the date of any stockholders’ meeting.

Currently, the Board may fix a record date not more than 60 or less than 10 days before the date of any stockholders’ meeting as the date as of which stockholders are entitled to notice of and to vote at such meetings must be determined pursuant to NRS 78.350. It is permitted, however, pursuant to NRS 78.350 to prescribe a period of more than 60 days in the Company’s Articles of Incorporation. The Board deems it in the best interest of the Company to increase such period to 120 days.

The text of the proposed Certificate of Amendment to our Articles of Incorporation to effect the aforementioned amendment is included as Annex B to this Proxy Statement.

Purpose of the Amendment

The Company’s resources are limited and have to be used sparingly. When it comes to the stockholders’ meetings, the Company dutifully attempts to approach its stockholders and to make sure that they are aware of the upcoming meeting and instruct their respective brokers as per their choice. At times, it is not achievable within 60 days timeframe, especially with regard to the shares of Common Stock held through a brokerage firm. In the event of adjournment of the stockholders’ meeting and subsequent change of the record date, the Company may have to appeal to different stockholders and incur additional expenses it may not be able to afford. Furthermore, the Company may not have an option to postpone a meeting in order to reach more of its stockholders electronically and solicit proxy voting. Consequently, a potential increase of the period of time between the record date and the stockholders meeting may significantly impact the outcome of the voting allowing the Company or any other parties soliciting proxies to have ample of time to appeal to the stockholders without the amendment of the stockholder’s base   or fixing a new record date.

Furthermore, the Board’s flexibility in the solicitation of stockholders’ votes may entail additional benefits to the Company and its stockholders in the form of equity financing with larger institutional investors that would necessitate stockholders’ approval under Nasdaq Listing Rules or potential friendly acquirors that would be willing proceed with the transaction with the Company if the outcome of the transaction is easier to achieve in comparison with analogous publicly trading targets. Overall, the amendment would allow the Board additional flexibility to implement the course of business that the Board deems to be in the best interests of the Company and its stockholders.

Procedure for Effecting the Amendment

Subject to receiving the stockholder approval, the Company will effect the amendment entitling the Board to fix a record date not exceeding 120 days before the date of any stockholders’ meeting by filing a Certificate of Amendment to the Articles of Incorporation, substantially in the form attached to this Proxy Statement as Annex B, with the Secretary of State of the State of Nevada. Our Board will subsequently approve an amendment to our Bylaws to reflect the amendment of the Articles of Incorporation.

The authority of the Board to fix the record date on the amended terms would become effective at such time as the Certificate of Amendment is filed with the Secretary of State of the State of Nevada or at such later time as is specified therein. No further action on the part of the Company’s stockholders would be required.

Effect of Amendment

If this proposal is approved by the Company’s stockholders, the Board will have the authority without any further action necessary by the stockholders, to effect the amendment entitling the Board to fix a record date not exceeding 120 days before the date of any stockholders’ meeting. The Board may, in its sole determination, choose any date that is not more than 120 or less than 10 days before the respective meeting as the record date of such meeting. It is the Board’s position that granting this discretionary authority provides the Board with maximum flexibility to solicit necessary stockholders’ votes and to ensure that the adjournment of the stockholders’ meeting for further solicitation is not necessary and thereby obviating undue economic or administrative burden of the Company.

The principal effect of the amendment will be the probability that the date of future stockholders’ meetings of the Company will be more than 60 days after the record date, if the Board determines that fixing such longer date is practicable under the circumstances. Consequently, the probability that the dichotomy of the voting rights of the shares of voting stock and their ownership will likely increase: the change of title to the shares subsequently to the record date will not automatically transfer the voting rights to the new owners as it relates to the meeting for such record date. However, the Company believes that the benefits of the amendment outweigh the possible inconvenience of certain stockholders in the context of the amendment.

Effective Date

The amendment would become effective upon the filing of a Certificate of Amendment to our Articles of Incorporation with the office of the Secretary of State of the State of Nevada or at such later date as is specified in such filing.

Vote Required

The affirmative vote of the holders of shares entitled to vote at the Annual Meeting representing a majority of the voting power will be required for approval of this proposal. Accordingly, abstentions and broker non-votes will have the same legal effect as a vote “AGAINST” this proposal.

***THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT OF THE ARTICLES OF INCORPORATION TO EXTEND THE PERMITTED PERIOD OF TIME BETWEEN
A RECORD DATE AND A STOCKHOLDER’S MEETING***

PROPOSAL SIX:
APPROVAL OF THE AMENDMENT of 2018 Employee Stock Incentive Plan

Background

The Company’s Board of Directors adopted Inpixon 2018 Employee Stock Incentive Plan (the “2018 Plan”) on January 4, 2018. The 2018 Plan was approved by our stockholders at the Company’s Annual Meeting on February 2, 2018. The 2018 Plan was subsequently amended on May 17, 2018, on October 31, 2018, on October 31, 2019 and August 10, 2020.

As of December 31, 2020, 8,780,106 shares remained available for new grants under the 2018 Plan and 2,274,466 shares were available for new grants as of the Record Date (in each case, excluding shares to be issued upon exercise of outstanding options). The Company’s 2011 Plan was terminated on August 31, 2021.

In order to continue to have an appropriate number of shares available for grant under the 2018 Plan, on September [●], 2021, the Board adopted, subject to stockholder approval, an amendment to the 2018 Plan that would (i) increase the total number of shares of Common Stock currently reserved and available for grant by 21,269,927 shares resulting in the increase of the number of shares of Common Stock reserved and available for grant under 2018 Plan to 40,000,000 and (ii) increase the maximum number of shares of Common Stock that may be issued in connection with quarterly evergreen increases from 1,500,000 shares of Common Stock to 3,000,000. In addition, the amendment would limit that the aggregate number of shares of Common Stock underlying the awards issued under the 2018 Plan and the aggregate number of shares issued in the form of incentive stock options to 120,000,000 shares (the “Total Limit”) and would set forth the methodology of the determination of the Total Limit.

The amendment would thus increase the maximum number of shares of Common Stock that can be issued under the 2018 Plan, taking into account the maximum number of shares of Common Stock that may be added to the 2018 Plan in accordance with the proposed automatic quarterly increase.

If stockholder approval is obtained, such amendments will be effective as of the date of the Annual Meeting. Following such approval, the Board may, for administrative purposes, amend and restate the 2018 Plan to solely restate and integrate all prior amendments to the 2018 Plan, approved to date,

The Company believes that equity-based compensation is a critical part of its compensation program. Stockholder approval of the amended Plan would allow us to continue to attract and retain talented employees, consultants and directors with equity incentives.

Material Terms of the Plan

The summary of the material features of the 2018 Plan and its operation is contained in this Proxy Statement (See “Executive Compensation” under “2018 Employee Stock Incentive Plan”). The summary is qualified in its entirety by reference to the 2018 Plan which is incorporated by reference to (i) 10.1 to our Annual Report on Form 10-K filed on March 31, 2021 and (ii) the amendment, which is attached hereto as Annex C.

Purpose of the Amendment

The Board believes that the increase is necessary to ensure an adequate pool of equity remains available to incentivize its employees for retention and recruitment purposes and to remain aligned with our stockholders. We believe that it is important that all full-time employees have a stake in the Company in form of equity grants that will incentivize them to create stockholder value. If the amendment to the 2018 Plan is not approved by the stockholders, awards will continue to be made under the 2018 Plan as currently in effect to the extent shares are available.

If this Proposal Six is approved by the stockholders, we anticipate filing a Form S-8 registration statement with the SEC shortly after the Annual Meeting to register the shares authorized for issuance under the amendment to 2018 Plan.

Interests of Directors and Executive Officers

Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the 2018 Plan.

Vote Required

The affirmative vote of the holders of shares entitled to vote at the Annual Meeting representing a majority of the votes cast on such matter will be required for the approval of this proposal. Abstentions and broker non-votes will not be treated as votes cast for or against the proposal, and therefore will have no effect on the outcome of the proposal.

***THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE APPROVAL OF THE AMENDMENT OF 2018 EMPLOYEE STOCK INCENTIVE PLAN***

PROPOSAL SEVEN:
APPROVAL OF THE AMENDMENT TO OUR BYLAWS
TO DECREASE THE QUORUM REQUIREMENT

Background

Our Board has unanimously adopted resolutions approving a proposal to amend our Bylaws to reduce the quorum required for stockholders meetings from a majority to one-third (33 1/3%) of outstanding shares entitled to vote.

A quorum is necessary in order to conduct stockholder meetings. NRS 78.320(1) allows a corporation to define the proportion of the voting power constituting quorum in its articles of incorporation or bylaws. Currently, our Articles of Incorporation do not specifically provide for a quorum requirement and our Bylaws prevent our Board from changing the quorums for meetings of stockholders. Therefore, currently, a quorum for a stockholder meeting must constitute a majority of the voting power which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on any matter.

The text of the proposed Amendment No. 3 to our Bylaws to effect the aforementioned amendment is included as Annex D to this Proxy Statement.

Purpose of the Amendment

We estimate that a large number of our shares are widely distributed among a large number of small stockholders. Our experience over the last few years is that a significant number of our stockholders do not, either directly or through their brokerage accounts, complete their proxies or otherwise deliver voting instructions. Accordingly, securing a quorum at annual meetings has become a challenge despite our best efforts to solicit participation of our stockholders, directly and with the assistance of proxy solicitors. For example, the shares representing only about 52% of the voting power were present at 2020 annual meeting of the Company’s stockholders. If we fail to achieve a quorum for any stockholder meeting, we will have to set a new time and location for the meeting, and new notices for the meeting must be mailed, which may still not result in a quorum. The Company’s resources are limited and have to be used sparingly. Preparing proxy materials and the costs that accompany any proxy solicitation, including costs related to printing and mailing proxy materials to stockholders, is a large expense. We believe that reducing the quorum requirement to one-third (33 1/3%) of the shares entitled to vote on a proposal will markedly reduce, although not eliminate, the risk of failing to achieve a quorum for any given matter.

The Company believes that ultimately, the aforementioned amendment will set our quorum requirement at a level high enough to ensure that a broad range of stockholders are represented in person or by proxy, but low enough that the Company can transact necessary business.

Procedure for Effecting the Amendment

Subject to receiving the stockholder approval, the Company will effect the amendment to reduce the quorum required for stockholders meetings from a majority to one-third (33 1/3%) of outstanding shares entitled to vote at such meeting by certification of such amendment as of the date of the stockholders’ approval. No further action on the part of the Company’s stockholders would be required.

Effect of Amendment

If this proposal is approved by the Company’s stockholders, the quorum requirement for annual and special meetings of the Company’s stockholders will be satisfied by the presence of one-third (33 1/3%) of the voting power of the Company at the meeting, unless otherwise provided by NRS.

Effective Date

The amendment would become effective upon its approval by our stockholders.

Vote Required

The affirmative vote of the holders of shares entitled to vote at the Annual Meeting representing a majority of the voting power will be required for approval of this proposal. Accordingly, abstentions and broker non-votes will have the same legal effect as a vote “AGAINST” this proposal.

***THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR BYLAWS TO DECREASE THE QUORUM REQUIREMENT***

PROPOSAL EIGHT:
APPROVAL OF THE AMENDMENT TO OUR BYLAWS
TO ALLOW THE BOARD TO AMEND THE QUORUM REQUIREMENT FOR STOCKHOLDER MEETINGS

Background

Our Board has unanimously adopted resolutions approving a proposal to amend our Bylaws to allow the Board to amend the quorum requirement for stockholder meetings.

NRS 78.320(1) allows the corporations to define the proportion of the voting power constituting quorum in articles of incorporation or bylaws. Currently, our Articles of Incorporation do not specifically provide for a quorum requirement and our Bylaws prevent our Board from changing the quorums for meetings of stockholders. More specifically, Article V Section 2 of the Bylaws provides that the Board “shall have no power to change the quorum for meetings of [s]tockholders.” As a result, currently, a quorum for a stockholder meeting has to be established by the stockholders’ vote either to amend our Articles of Incorporation or our Bylaws, which may not allow the Company to address the changes of stockholder base of the Company or otherwise to react timely under the circumstances in order to amend the quorum requirement. The proposed amendment does not allow a decrease of the quorum requirement below the minimum quorum requirement permitted by applicable stock exchange rules.

The text of the proposed Amendment No. 4 to our Bylaws to effect the aforementioned amendment is included as Annex E to this Proxy Statement.

Purpose of the Amendment

We estimate that a large number of our shares are widely distributed among a large number of small stockholders at the moment. Accordingly, Proposal Seven was submitted to the stockholders’ vote in order to decrease the quorum requirement. However, the proposed amendment to permit the Board to amend the quorum requirement without stockholder approval could, under certain circumstances, have an anti-takeover effect. For example, without further stockholder approval, the Board could increase the quorum requirement which would increase the requisite amount of shares that would be needed to conduct business at a stockholder meeting. Such change may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that is not in the Board’s determination in the best interest of the Company and its stockholders.

Although this proposal to permit the Board to modify the quorum requirement has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that approval of this Proposal Eight could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

The Company, therefore, believes that the Board should be allowed to amend the quorum requirement from time to time to ensure that a broad range of stockholders are represented in person or by proxy, but low enough that the Company can transact necessary business.

Procedure for Effecting the Amendment

Subject to receiving the stockholder approval, the Company will effect the amendment to our Bylaws to allow the Board to amend the quorum requirement for stockholder meetings by certification of such amendment as of the date of the stockholders’ approval. No further action on the part of the Company’s stockholders would be required.

Effect of Amendment

If this proposal is approved by the Company’s stockholders, our Board will have the power and authority to amend the quorum requirement for stockholder meetings, unless otherwise provided by NRS or applicable stock exchange rules.

Effective Date

The amendment would become effective upon its approval by our stockholders.

Vote Required

The affirmative vote of the holders of shares entitled to vote at the Annual Meeting representing a majority of the voting power will be required for approval of this proposal. Accordingly, abstentions and broker non-votes will have the same legal effect as a vote “AGAINST” this proposal.

***THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL
OF AN AMENDMENT TO OUR BYLAWS TO ALLOW THE BOARD TO AMEND THE QUORUM REQUIREMENT FOR STOCKHOLDER MEETINGS ***

PROPOSAL NINE:

 AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the foregoing proposals described in this Proxy Statement, the Company may move to adjourn the Annual Meeting at that time in order to enable our Board of Directors to solicit additional proxies.

In this Proposal Nine, we are asking our stockholders to authorize the Company to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve the forgoing proposals, each as described in this Proxy Statement. If our stockholders approve this Proposal Nine, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the forgoing proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 60 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

The affirmative vote of the holders of shares entitled to vote at the Annual Meeting representing a majority of the votes cast on such matter will be required for the approval of this proposal. Abstentions will not be treated as votes cast for or against the proposal, and therefore will have no effect on the outcome of the proposal. Brokers generally have discretionary authority to vote on the adjournment of the annual meeting, thus, broker non-votes are not expected to result from the vote on this proposal.

***OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE
FOR THIS PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING***

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We and some brokers have adopted “householding,” a procedure under which stockholders who have the same address will receive a single Notice of Internet Availability or set of proxy materials, unless one or more of these stockholders provides notice that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. This procedure can result in significant savings to the Company by reducing printing and postage costs. If you participate in householding and wish to receive a separate Notice of Internet Availability or set of proxy materials, or if you wish to receive separate copies of future Notices, annual reports and proxy statements, please call or write to: Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717, telephone number 1-800-579-1639, or Wendy Loundermon, Chief Financial Officer and Secretary of Inpixon, 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303, telephone number (703) 665-0585. We will deliver the requested documents to you promptly upon your request. Stockholders who share an address and receive multiple copies of the Notice of Internet Availability or proxy materials can also request to receive a single copy by following the instructions above.

Requirements For Advance Notification of Nominations
and Stockholder Proposals

Stockholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our Proxy Statement and form of proxy for our 2022 Annual Meeting of stockholders must be received by us no later than July 19, 2022, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this Proxy Statement, and must comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Stockholder proposals should be addressed to our Secretary at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303. However, in the event that the Company holds its 2022 Annual Meeting of Stockholders more than 30 days before or 30 days after the one-year anniversary date of the 2021 Annual Meeting, the Company will disclose the new deadline by which stockholder proposals must be received.

Recommendations from stockholders which are received after the deadline likely will not be considered timely for consideration by the Company for next year’s annual meeting.

MANAGEMENT CONTRACTS

Management functions of the Company are substantially performed by directors or executive officers of the Company and not, to any substantial degree, by any other person with whom the Company has contracted.

Other Matters

The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board or, if no recommendation is given, in their own discretion.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the proxy card or, if so requested, by executing and returning, at your earliest convenience, the requested proxy card in the envelope that will have been provided.

THE BOARD OF DIRECTORS

Palo Alto, CA
[●], 2021

ANNEX A

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Inpixon

2. The articles have been amended as follows: (provide article numbers, if available)

The Restated Articles of Incorporation are hereby amended as follows:

(a) The first paragraph of “ARTICLE IV. CAPITAL STOCK” is hereby amended and restated as follows:

The Corporation is authorized to issue up to 2,005,000,000 shares of capital stock of which 2,000,000,000 shall be designated as “Common Stock,” each of which shall have a par value of $0.001, and 5,000,000 which shall be designated as “Preferred Stock,” each of which shall have a par value of $0.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Shares representing [ ]% of the outstanding voting power were voted in favor of the amendment.

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

Signature of Officer Nadir Ali, Chief Executive Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

ANNEX A-1

ANNEX B

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Inpixon

2. The articles have been amended as follows: (provide article numbers, if available)

The Restated Articles of Incorporation are hereby amended by adding the following paragraph to Article VIII “Stockholder Meetings:”

“The Board may prescribe a record date not more than 120 or less than 10 days before the date of any such meeting as the date as of which stockholders entitled to notice of and to vote at such meetings must be determined. Only stockholders of record on that date are entitled to notice or to vote at such a meeting. The Board of Directors must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Shares representing [ ]% of the outstanding voting power (or [   ]% of the shares voted) were voted in favor of the amendment.

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

Signature of Officer Nadir Ali, Chief Executive Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

ANNEX B-1

ANNEX C

AMENDMENT TO THE INPIXON 2018 EMPLOYEE STOCK INCENTIVE PLAN

This Amendment (the “Amendment”) to the Inpixon 2018 Employee Stock Incentive Plan, as amended (the “Plan”) is made pursuant to Section 12 of the Plan. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Plan.

WHEREAS, the Plan was approved and adopted by the board of directors (the “Board”) of Inpixon (the “Company”) on January 4, 2018 and approved by the stockholders of the Company on February 2, 2018;

WHEREAS, Section 12.2 of the Plan provides that the Board may modify or amend the Plan in whole or in part and from time to time in such respects as it deems advisable;

WHEREAS, the Board has determined that it is in the best interest of the Company and its stockholders to amend the Plan as set forth below; and

WHEREAS, the stockholders of the Company approved this Amendment on November 16, 2021.

NOW THEREFORE, the Plan is amended as follows:

1. Section 1. Section 1 is hereby amended and restated with the following:

“Shares Subject to the Plan.

Subject to an adjustment in accordance with Section 8, the maximum number of shares which may be issued under the Plan shall be forty million (40,000,000) shares of Common Stock, par value $0.001 per share (the “Initial Limit”), of the Company (the “Shares”), which shall automatically increase on the first day of each calendar quarter, beginning on January 1, 2022, and for each quarter thereafter through October 1, 2028, by a number of shares of Common Stock equal to the least of (i) 3,000,000 Shares, (ii) twenty percent (20%) of the outstanding Shares on the last day of the immediately preceding calendar quarter, or (iii) such number of Shares determined by the Committee (the “Quarterly Increase”). The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of outstanding Awards granted under the Plan. The Shares subject to the Plan shall be either authorized and unissued shares or treasury shares of Common Stock. If any Award is forfeited, or if any Stock Option (and related Stock Appreciation Right, if any) terminates, expires, or lapses for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Stock Appreciation Right is exercised for cash, the unpurchased Shares subject to such Awards shall again be available for distribution under the Plan (the “Unpurchased Shares”). Notwithstanding anything to the contrary herein, the aggregate number of shares of Common Stock underlying the Awards issued to the Eligible Persons during the term of the Plan may not exceed 120,000,000 shares (the “Total Limit”), provided that for the purposes of the determination of the Total Limit, (i) the number of shares of Common Stock shall be calculated at the moment, when the pertinent Award is issued and (ii) the number of Unpurchased Shares shall not count towards the Total Limit. Subject to such overall limitations, the maximum aggregate number of Shares that may be issued in the form of Incentive Stock Options shall not exceed the Total Limit.”

2. In all other respects, the terms and conditions of the Plan shall remain the same.

[Signature page follows.]

ANNEX C-1

IN WITNESS WHEREOF, the Company has adopted this Amendment, effective as of the ______________ , 2021.

INPIXON

By:
Name:	Nadir Ali
Title:	Chief Executive Officer

ANNEX C-2

ANNEX D

AMENDMENT NO. 3

TO THE AMENDED AND RESTATED BYLAWS

OF

INPIXON,

a Nevada corporation

Effective Date: November [●], 2021

This Amendment No. 3 (this “Amendment”) to the amended and restated bylaws of Inpixon, a Nevada corporation (the “Corporation”), as amended by that certain Amendment No. 1 dated as of April 29, 2011, and Amendment No. 2 dated as of September 12, 2021 (the “Bylaws”), is made effective as of the date first above written in accordance with Article V, Section 1 of the Bylaws, and hereby amends the Bylaws as follows:

1. Quorum. Section 5 of Article IV of the Bylaws is hereby amended by deleting and restating Subsection 5.1 in its entirety as follows:

“5.1 Except as otherwise provided by the Code, the Articles of Incorporation, or these By-laws, the holders of one-third (33 1/3%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally on the business properly brought before the meeting in accordance with these By-laws, represented in person or by proxy, shall constitute a quorum at the meeting of Stockholders; provided, however, that if specified business is to be voted on by a class of the Corporation’s capital stock or a series of the Corporation’s capital stock voting as a class, the holders of one-third (33 1/3%) of the voting power of the shares of such class or series, represented in person or by proxy, shall constitute a quorum for the transaction of such specified business.”

2. Except as expressly modified by this Amendment, the Bylaws and all of the provisions contained therein shall remain in full force and effect.

3. The Bylaws, as modified by this Amendment, constitute the entire Bylaws of the Corporation.

4. In the event, any provisions of the Bylaws, as modified by this Amendment, require an amendment of the articles of incorporation of the Corporation (the “Articles of Incorporation”), such provision shall be in force and effect contemporaneously with the required amendment of the Articles of Incorporation being in force and effect.

CERTIFICATION

The undersigned hereby certifies that the foregoing Amendment to the Bylaws of the Corporation was duly adopted on November [●], 2021.

By:
Name:	Wendy Loundermon
Title:	Secretary

ANNEX D-1

ANNEX E

AMENDMENT NO. 4

TO THE AMENDED AND RESTATED BYLAWS

OF

INPIXON,

a Nevada corporation

Effective Date: November [●], 2021

This Amendment No. 3 (this “Amendment”) to the amended and restated bylaws of Inpixon, a Nevada corporation (the “Corporation”), as amended by that certain Amendment No. 1 dated as of April 29, 2011, Amendment No. 2 dated as of September 12, 2021, Amended No. 3 dated November [●], 2021 (the “Bylaws”), is made effective as of the date first above written in accordance with Article V, Section 1 of the Bylaws, and hereby amends the Bylaws as follows:

5. Quorum. Section 2 of Article V of the Bylaws is hereby amended by deleting and restating Subsection 5.1 in its entirety as follows:

“The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, By-Laws of the Corporation, provided, however, that the Stockholders entitled to vote with respect thereto as in this Article V above-provided may alter, amend or repeal By-Laws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of the Board of Directors or to change any provisions of the By-Laws with respect to the removal of Directors or the filling of vacancies in the Board resulting from the removal by the Stockholders. If any By-Law regulating an impending election of Directors (other than the amendment of quorum requirements for Stockholders) is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of stockholders for the election of Directors, the By-Laws so adopted, amended or repealed, together with a concise statement of the changes made.”

6. Except as expressly modified by this Amendment, the Bylaws and all of the provisions contained therein shall remain in full force and effect.

7. The Bylaws, as modified by this Amendment, constitute the entire Bylaws of the Corporation.

8. In the event, any provisions of the Bylaws, as modified by this Amendment, require an amendment of the articles of incorporation of the Corporation (the “Articles of Incorporation”), such provision shall be in force and effect contemporaneously with the required amendment of the Articles of Incorporation being in force and effect.

CERTIFICATION

The undersigned hereby certifies that the foregoing Amendment to the Bylaws of the Corporation was duly adopted on November [●], 2021.

By:
Name:	Wendy Loundermon
Title:	Secretary

ANNEX E-1

Preliminary Proxy Card — Subject to Completion

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/INPX2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D61099-P61146

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INPIXON

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D61100-P61146

INPIXON
Annual Meeting of Stockholders
November 16, 2021 10:00 AM, Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Nadir Ali and Wendy Loundermon, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and Series 7 Convertible Preferred Stock of INPIXON that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Pacific Time on November 16, 2021, at www.virtualshareholdermeeting.com/INPX2021 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side